 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 1998

                                                SECURITIES ACT FILE NO. 33-22462
                                        INVESTMENT COMPANY ACT FILE NO. 811-5576
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 12
                                     AND/OR
            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                    OF 1940                                  [X]
                                                                             [X]
                             AMENDMENT NO. 14
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD                           08536
         PLAINSBORO, NEW JERSEY                        (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

          COUNSEL FOR THE FUND:
            BROWN & WOOD LLP                    PHILIP L. KIRSTEIN, ESQ.
         ONE WORLD TRADE CENTER              MERRILL LYNCH ASSET MANAGEMENT
     NEW YORK, NEW YORK 10048-0557                   P.O. BOX 9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.        PRINCETON, N. J. 08543-9011

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
                  [X] immediately upon filing pursuant to paragraph (b)
                  [_] on (date) pursuant to paragraph (b)
                  [_] 60 days after filing pursuant to paragraph (a) (1)
                  [_] on (date) pursuant to paragraph (a) (1)
                  [_] 75 days after filing pursuant to paragraph (a) (2)
                  [_] on (date) pursuant to paragraph (a) (2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

  TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock, par value $.10 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                          LOCATION
 -------------                          --------
PART A
    Item 1.  Cover Page..............   Cover Page
    Item 2.  Synopsis................   Fee Table
    Item 3.  Condensed Financial
              Information............   Financial Highlights; Performance Data
    Item 4.  General Description of
              Registrant.............   Investment Objective and Policies;
                                         Additional Information
    Item 5.  Management of the Fund..   Fee Table; Management of the Fund;
                                         Inside Back Cover Page
    Item 5A. Management's Discussion
              of Fund Performance....   Not Applicable
    Item 6.  Capital Stock and Other
              Securities.............   Cover Page; Additional Information
    Item 7.  Purchase of Securities
              Being Offered..........   Cover Page; Fee Table; Merrill Lynch Select
                                         PricingSM System; Purchase of Shares;
                                         Shareholder Services; Additional
                                         Information; Inside Back Cover Page
    Item 8.  Redemption or
              Repurchase.............   Fee Table; Merrill Lynch Select PricingSM
                                         System; Shareholder Services; Purchase of
                                         Shares; Redemption of Shares
    Item 9.  Pending Legal
              Proceedings............   Not Applicable

PART B
    Item 10. Cover Page..............   Cover Page
    Item 11. Table of Contents.......   Back Cover Page
    Item 12. General Information and
              History................   Not Applicable
    Item 13. Investment Objectives
              and Policies...........   Investment Objective and Policies
    Item 14. Management of the Fund..   Management of the Fund
    Item 15. Control Persons and
              Principal Holders of
              Securities.............   Management of the Fund
    Item 16. Investment Advisory and
              Other Services.........   Management of the Fund; Purchase of Shares;
                                         General Information
    Item 17. Brokerage Allocation and
              Other Services.........   Portfolio Transactions and Brokerage
    Item 18. Capital Stock and Other
              Securities.............   General Information
    Item 19. Purchase, Redemption and
              Pricing of Securities
              Being Offered..........   Purchase of Shares; Redemption of Shares;
                                         Determination of Net Asset Value;
                                         Shareholder Services; General Information
    Item 20. Tax Status..............   Dividends, Distributions and Taxes
    Item 21. Underwriters............   Purchase of Shares
    Item 22. Calculation of
              Performance Data.......   Performance Data
    Item 23. Financial Statements....   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 12, 1998

                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
                               ---------------

  Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 12. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. Investments on an international basis involve special considerations. See "Risk Factors and Special Considerations."
                               ---------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."
                               ---------------

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE SECURITIES
    AND  EXCHANGE  COMMISSION  NOR  HAS THE  COMMISSION  PASSED  UPON  THE
      ACCURACY  OR ADEQUACY  OF THIS  PROSPECTUS. ANY REPRESENTATION  TO
        THE CONTRARY IS A CRIMINAL OFFENSE.
                               ---------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 12, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.
                               ---------------
                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)                CLASS C      CLASS D
                         ----------  ------------------------------- ---------------  -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)              None                     None        5.25%(c)
 Sales Charge Imposed
  on Dividend
  Reinvestments.........    None                  None                     None        None
 Deferred Sales Charge
  (as a percentage of                  4.0% during the first year,
  original purchase                     decreasing 1.0% annually
  price or redemption                          thereafter
  proceeds, whichever                   to 0.0% after the fourth         1.0% for
  is lower).............    None(d)              year(e)               one year(f)     None(d)
 Exchange Fee...........    None                  None                     None        None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(g)...............    0.75%                 0.75%                    0.75%       0.75%
 Rule 12b-1 Fees(h):
   Account Maintenance
    Fees................    None                  0.25%                    0.25%       0.25%
   Distribution Fees....    None                  0.75%                    0.75%       None
                                       (Class B shares convert to
                                      Class D shares automatically
                                     after approximately eight years
                                       and cease being subject to
                                            distribution fees)
OTHER EXPENSES:
 Shareholder Servicing
  Costs(i)..............    0.11%                 0.13%                    0.14%       0.11%
 Other..................    0.05%                 0.05%                    0.05%       0.05%
                            ----                  ----                     ----        ----
   Total Other Expenses.    0.16%                 0.18%                    0.19%       0.16%
                            ----                  ----                     ----        ----
Total Fund Operating        0.91%                 1.93%                    1.94%       1.16%
 Expenses(j)............    ====                  ====                     ====        ====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33 and "Shareholder Services--Fee-Based Programs"--page 45.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 36.

                                        (footnotes continued on next page)

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 33.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 45.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 45.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 45.
(g) See "Management of the Fund--Management and Advisory Arrangements"--page
    29.

(h) See "Purchase of Shares--Distribution Plans"--page 39.
(i) See "Management of the Fund--Transfer Agency Services"--page 30.

(j) For the fiscal year ended October 31, 1997, Merrill Lynch Asset Management L.P. ("MLAM" or the "Manager") voluntarily waived a portion of the management fees due from the Fund. Total Fund Operating Expenses in the Fee Table above have been restated to assume the absence of any such waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. For the fiscal year ended October 31, 1997, the Manager waived management fees totaling .08% for Class A shares, .08% for Class B shares, .08% for Class C shares and .08% for Class D shares, after which the Total Fund Operating Expenses were .83% for Class A shares, 1.85% for Class B shares, 1.86% for Class C shares and 1.08% for Class D shares.

EXAMPLE:

                                                  CUMULATIVE EXPENSES PAID
                                                     FOR THE PERIOD OF:
                                               -------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $52.50 initial sales charge (Class A and
 Class D shares only) and assuming (1) the
 Total Fund Operating Expenses for each class
 set forth on page 2, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period (including any
 applicable CDSC for Class B and Class C
 shares):
  Class A.....................................  $61     $80    $100     $159
  Class B.....................................  $60     $81    $104     $206*
  Class C.....................................  $30     $61    $105     $226
  Class D.....................................  $64     $87    $113     $186
An investor would pay the following expenses
 on the same $1,000 investment assuming no
 redemption at the end of the period:
  Class A.....................................  $61     $80    $100     $159
  Class B.....................................  $20     $61    $104     $206*
  Class C.....................................  $20     $61    $105     $226
  Class D.....................................  $64     $87    $113     $186

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICINGSM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or its affiliate, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

-------------------------------------------------------------------------------

                                            ACCOUNT
                                          MAINTENANCE   DISTRIBUTION         CONVERSION
 CLASS          SALES CHARGE(/1/)             FEE           FEE               FEATURE
---------------------------------------------------------------------------------------------
   A       Maximum 5.25% initial sales        No             No                  No
                charge(/2/)(/3/)
---------------------------------------------------------------------------------------------
   B        CDSC for a period of four        0.25%          0.75%       B shares convert to
                     years,                                            D shares automatically
          at a rate of 4.0% during the                                  after approximately
           first year, decreasing 1.0%                                    eight years(/5/)
              annually to 0.0%(/4/)
---------------------------------------------------------------------------------------------
   C       1.0% CDSC for one year(/6/)       0.25%          0.75%                No
---------------------------------------------------------------------------------------------
   D          Maximum 5.25% initial          0.25%           No                  No
                sales charge(/3/)
---------------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

Class A:
            Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B:

            Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C:
            Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a 1.0% CDSC if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D:
            Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors that prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative that are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges that expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended October 31, 1997, are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                                                 CLASS A
                          ----------------------------------------------------------------------------------------------
                                                                                                                FOR THE
                                                                                                                 PERIOD
                                                                                                                FEB. 3,
                                                 FOR THE YEAR ENDED OCTOBER 31,                                 1989+ TO
                          ------------------------------------------------------------------------------------  OCT. 31,
                            1997++      1996++      1995++       1994       1993      1992     1991     1990      1989
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  --------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value, begin-
ning of period..........  $    15.17  $    14.21  $    13.07  $    13.52  $  11.92  $  12.16  $ 10.37  $ 10.79  $ 10.00
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  -------
Investment income--net..         .71         .78         .79         .60       .39       .36      .55      .60      .45
Realized and unrealized
gain (loss) on invest-
ments and foreign cur-
rency transactions--net.        1.57        1.59        1.04        (.31)     2.14       .89     2.24     (.16)     .48
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  -------
Total from investment
operations..............        2.28        2.37        1.83         .29      2.53      1.25     2.79      .44      .93
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  -------
Less dividends and dis-
tributions:
  Investment income--
  net...................        (.88)       (.98)       (.39)       (.51)     (.81)     (.89)    (.45)    (.66)    (.14)
  Realized gain on in-
  vestments--net........        (.65)       (.43)       (.30)       (.23)     (.12)     (.60)    (.55)    (.20)     --
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  -------
Total dividends and dis-
tributions..............       (1.53)      (1.41)       (.69)       (.74)     (.93)    (1.49)   (1.00)    (.86)    (.14)
                          ----------  ----------  ----------  ----------  --------  --------  -------  -------  -------
Net asset value, end of
period..................  $    15.92  $    15.17  $    14.21  $    13.07  $  13.52  $  11.92  $ 12.16  $ 10.37  $ 10.79
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
TOTAL INVESTMENT RE-
TURN:**
Based on net asset value
per share...............       16.08%      17.81%      14.81%       2.14%    22.61%    11.78%   28.89%    3.91%  9.34%#
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of reim-
bursement...............         .83%        .86%        .90%        .89%      .93%     1.07%    1.29%    1.29%  1.37%*
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
Expenses................         .91%        .93%        .90%        .89%      .93%     1.07%    1.29%    1.29%  1.37%*
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
Investment income--net..        4.64%       5.31%       5.98%       4.60%     3.90%    10.82%    8.96%    4.37%  5.31%*
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
SUPPLEMENTAL DATA:
Net assets, end of pe-
riod (in thousands).....  $2,132,254  $1,841,974  $1,487,805  $1,357,906  $917,806  $245,839  $72,702  $49,691  $47,172
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
Portfolio turnover......       55.42%      51.26%      36.78%      57.04%    50.35%    59.56%   81.21%  129.51%   88.59%
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======
Average commission rate
paid##..................  $    .0307  $    .0048         --          --        --        --       --       --       --
                          ==========  ==========  ==========  ==========  ========  ========  =======  =======  =======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding during the year.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                   CLASS B
                          --------------------------------------------------------------------------------------------------
                                                                                                                    FOR THE
                                                                                                                     PERIOD
                                                                                                                    FEB. 3,
                                                   FOR THE YEAR ENDED OCTOBER 31,                                   1989+ TO
                          ----------------------------------------------------------------------------------------  OCT. 31,
                            1997++      1996++      1995++       1994        1993       1992      1991      1990      1989
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value,
beginning of period.....  $    14.95  $    14.01  $    12.91  $    13.38  $    11.83  $  12.10  $  10.33  $  10.73  $  10.00
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Investment income--net..         .55         .62         .65         .46         .28       .22       .44       .49       .38
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................        1.52        1.59        1.01        (.31)       2.11       .91      2.22      (.16)      .47
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Total from investment
operations..............        2.07        2.21        1.66         .15        2.39      1.13      2.66       .33       .85
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Less dividends and
distributions:
 Investment income--net.        (.72)       (.84)       (.26)       (.39)       (.72)     (.80)     (.34)     (.53)     (.12)
 Realized gain on
 investments--net.......        (.65)       (.43)       (.30)       (.23)       (.12)     (.60)     (.55)     (.20)      --
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Total dividends and
distributions...........       (1.37)      (1.27)       (.56)       (.62)       (.84)    (1.40)     (.89)     (.73)     (.12)
                          ----------  ----------  ----------  ----------  ----------  --------  --------  --------  --------
Net asset value, end of
period..................  $    15.65  $    14.95  $    14.01  $    12.91  $    13.38  $  11.83  $  12.10  $  10.33  $  10.73
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share...............       14.82%      16.71%      13.54%       1.13%      21.42%    10.64%    27.48%     2.93%     8.50%#
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...........        1.85%       1.87%       1.93%       1.91%       1.95%     2.09%     2.31%     2.31%     2.40%*
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Expenses................        1.93%       1.95%       1.93%       1.91%       1.95%     2.09%     2.31%     2.31%     2.40%*
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Investment income--net..        3.62%       4.29%       4.96%       3.58%       2.87%    11.95%     7.98%     3.35%     4.29%*
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $9,879,603  $8,660,279  $6,688,499  $6,457,130  $4,299,545  $958,949  $161,328  $115,682  $113,649
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Portfolio turnover......       55.42%      51.26%      36.78%      57.04%      50.35%    59.56%    81.21%   129.51%    88.59%
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========
Average commission rate
paid##..................  $    .0307  $    .0048         --          --          --        --        --        --        --
                          ==========  ==========  ==========  ==========  ==========  ========  ========  ========  ========

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding during the year.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                     FINANCIAL HIGHLIGHTS (CONCLUDED)

                                        CLASS C                                   CLASS D
                          --------------------------------------  ------------------------------------------
                                                        FOR THE                                     FOR THE
                                                         PERIOD                                      PERIOD
                                 FOR THE YEAR           OCT. 21,           FOR THE YEAR             OCT. 21,
                                ENDED OCT. 31,          1994+ TO          ENDED OCT. 31,            1994+ TO
                          ----------------------------  OCT. 31,  --------------------------------  OCT. 31,
                           1997++    1996++    1995++     1994      1997++      1996++     1995++     1994
                          --------  --------  --------  --------  ----------  ----------  --------  --------
Increase (Decrease) in
Net Asset Value:
PER SHARE OPERATING PER-
FORMANCE:
Net asset value,
beginning of period.....  $  14.83  $  13.94  $  12.91   $12.91   $    15.15  $    14.19  $  13.08   $13.07
                          --------  --------  --------   ------   ----------  ----------  --------   ------
Investment income--net..       .54       .61       .64      .01          .68         .77       .77      .01
Realized and unrealized
gain (loss) on
investments and foreign
currency transactions--
net.....................      1.52      1.58      1.02     (.01)        1.55        1.57      1.01      --
                          --------  --------  --------   ------   ----------  ----------  --------   ------
Total from investment
operations..............      2.06      2.19      1.66      --          2.23        2.34      1.78      .01
                          --------  --------  --------   ------   ----------  ----------  --------   ------
Less dividends and
distributions:
 Investment income--net.      (.74)     (.87)     (.33)     --          (.84)       (.95)     (.37)     --
 Realized gain on
 investments--net.......      (.65)     (.43)     (.30)     --          (.65)       (.43)     (.30)     --
                          --------  --------  --------   ------   ----------  ----------  --------   ------
Total dividends and
distributions...........     (1.39)    (1.30)     (.63)     --         (1.49)      (1.38)     (.67)     --
                          --------  --------  --------   ------   ----------  ----------  --------   ------
Net asset value, end of
period..................  $  15.50  $  14.83  $  13.94   $12.91   $    15.89  $    15.15  $  14.19   $13.08
                          ========  ========  ========   ======   ==========  ==========  ========   ======
TOTAL INVESTMENT
RETURN:**
Based on net asset value
per share...............     14.84%    16.68%    13.58%     .00%#      15.76%      17.59%    14.43%     .08%#
                          ========  ========  ========   ======   ==========  ==========  ========   ======
RATIOS TO AVERAGE NET
ASSETS:
Expenses, net of
reimbursement...........      1.86%     1.88%     1.95%    2.44%*       1.08%       1.10%     1.16%    1.69%*
                          ========  ========  ========   ======   ==========  ==========  ========   ======
Expenses................      1.94%     1.95%     1.95%    2.44%*       1.16%       1.18%     1.16%    1.69%*
                          ========  ========  ========   ======   ==========  ==========  ========   ======
Investment income--net..      3.60%     4.24%     4.80%    3.71%*       4.38%       5.04%     5.63%    4.46%*
                          ========  ========  ========   ======   ==========  ==========  ========   ======
SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)...  $671,467  $385,753  $102,361   $7,347   $1,479,711  $1,044,136  $256,525   $4,968
                          ========  ========  ========   ======   ==========  ==========  ========   ======
Portfolio turnover......     55.42%    51.26%    36.78%   57.04%       55.42%      51.26%    36.78%   57.04%
                          ========  ========  ========   ======   ==========  ==========  ========   ======
Average commission rate
paid##..................  $  .0307  $  .0048       --       --    $    .0307  $    .0048       --       --
                          ========  ========  ========   ======   ==========  ==========  ========   ======

----
 * Annualized.
** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

++ Based on average shares outstanding during the year.
 # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations. See "Additional Information--Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Brokerage commissions and costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to insider trading and similar investor protection provisions of the securities laws that apply with respect to securities transactions consummated in the United States.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the securities markets, interest rates and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures."

  The Fund has not established any rating criteria for the fixed income securities in which it may invest. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations, such as Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"), and unrated securities of comparable quality (such lower rated and unrated securities are referred to herein as "high yield/high risk securities") are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund's Board of Directors has adopted a policy limiting the Fund's investment in such high yield/high risk securities to 35% of the Fund's total assets. Within this 35% limitation, the Fund generally will not invest more than 5% of its total assets in high yield/high risk securities, including Corporate Loans (as defined below), which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest at the time of acquisition by the Fund. Such securities are speculative and involve significant risk. See "Investment Objective and Policies."

  The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than would a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. See "Additional Information--Taxes."

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.

  The Fund will invest in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets will be varied from time to time by the Manager, in response to changing market and economic trends. This fully managed investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Fund may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities. The Fund may invest in individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short-term interest rates.

  In determining the allocation of assets among capital markets, the Manager will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Manager also will consider the relative opportunity for capital appreciation of equity and debt securities, dividend yields and the level of interest rates paid on debt securities of various maturities.

  In selecting securities denominated in foreign currencies, the Manager will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Manager may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.

  While there are no prescribed limits on the geographical allocation of the Fund's assets, the Manager anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in North and South America, Western Europe and the Far East. In addition, the Manager anticipates that a portion of the Fund's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when the Manager believes market conditions warrant such investment.

  Similarly, there are no prescribed limits on the allocation of the Fund's assets among equity, debt and money market securities. Therefore, at any given time, the Fund's assets may be primarily invested in equity, debt or money market securities or in any combination thereof. However, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

EQUITY SECURITIES

  Within the portion of the Fund's portfolio allocated to equity securities, the Manager will seek to identify the securities of companies and industry sectors that are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Manager believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Manager believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize investments related to that asset, such as investments in precious metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.

  Precious Metal-Related Securities. Precious metal-related securities are equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and asset-based securities indexed to the value of such metals. Based on historical experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies. Asset-based securities are debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metal such as gold bullion. The Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's or Baa or better by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. Securities rated BBB by Standard & Poor's or Baa by Moody's, while considered "investment grade," have certain speculative characteristics. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer.

  Real Estate-Related Securities. Although the Fund may invest in companies that hold real estate assets, the real estate-related securities that will be emphasized are equity and convertible debt securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts that make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities may be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors, including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs; (iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities or a precious or industrial metal. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such securities, it will be subject to the risks associated with changes in the applicable index or indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular country.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

DEBT SECURITIES

  The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign entities. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities"), such as the International Bank for Reconstruction and Development (the "World Bank").

  U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

  In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

  The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Manager. The Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

  The Fund is authorized to invest in debt securities of governmental issuers and of corporate issuers, including convertible debt securities, rated BBB or better by Standard & Poor's or Baa or better by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("investment grade bonds"). Debt securities ranked in the fourth highest rating category, while considered "investment grade," have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. The Manager considers the ratings assigned by Standard & Poor's and Moody's as one of several factors in its independent credit analysis of issuers.

  The Fund is also authorized to invest a portion of its debt portfolio in fixed income securities of governmental issuers and corporate issuers rated below investment grade by a nationally recognized statistical rating organization or in unrated securities which, in the Manager's judgment, possess similar credit characteristics. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or Standard & Poor's, respectively. Investment in high yield/high risk securities (which are sometimes referred to as "junk" bonds) involves substantial risk. Investments in high yield/high risk securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield/high risk securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for Standard & Poor's or Ca or lower for Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See the Statement of Additional Information for additional information regarding high yield/high risk securities. Although the Fund may invest in preferred stock rated below investment grade, an investment in an equity security such as preferred stock is not subject to the above noted percentage restriction applicable to the Fund's investments in non-investment grade debt securities.

  High yield/high risk securities may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield/high risk securities frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield/high risk securities will be satisfied only after satisfaction of the claims of senior securityholders.

  High yield/high risk securities tend to be more volatile than higher rated fixed income securities, and adverse economic events hence may have a greater impact on the prices of high yield/high risk securities than on higher rated fixed income securities. Like higher rated fixed income securities, high yield/high risk securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield/high risk securities market, which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield/high risk securities by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high yield/high risk securities to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  Within the 35% limitation described above with respect to investment in high yield/high risk securities, the Fund may purchase in the secondary market senior collateralized loans and senior unsecured loans made by banks or other financial institutions (the "Corporate Loans"). The Corporate Loans in which the Fund invests primarily consist of direct obligations of U.S. or non-U.S. corporations undertaken to finance the growth of that corporation's business or to finance a capital restructuring. The Fund may invest in a Corporate Loan by, among other means, acquiring participations in, assignments of or novations of a Corporate Loan in the secondary market. Certain of the Corporate Loans in which the Fund may invest are subject to many of the risks associated with high yield/high risk securities described above.

  The Fund from time to time may invest, within the 35% investment limitation described above, in high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund ("Distressed Securities"). The Fund generally will not invest more than 5% of its total assets in Distressed Securities. Investment in Distressed Securities is speculative and involves significant risk. Generally, the Fund expects to make such investments when the Manager believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a plan of reorganization, such as the rescheduling or other restructuring of debt by a corporate or government issuer. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investments in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Fund may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

  The table below shows the average monthly dollar-weighted market value, by Standard & Poor's rating category, of the bonds held by the Fund (including U.S. Government and government agency securities) for the fiscal year ended October 31, 1997:

                                                                     PERCENT OF
     RATING                                                         TOTAL ASSETS
     ------                                                         ------------
     AAA...........................................................    18.34%
     AA............................................................     0.60
     A.............................................................     0.50
     BBB...........................................................     1.08
     BB............................................................     5.36
     B.............................................................     3.55
     CCC...........................................................     1.47
     D.............................................................     0.05
     Not Rated*....................................................    10.03
                                                                       -----
                                                                       40.98%
                                                                       =====

--------

* Bonds which are not rated by Standard & Poor's or which are sovereign bonds in which the sovereign entity was not rated by Standard & Poor's. Such bonds may be rated by nationally recognized statistical rating organizations other than Standard & Poor's, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Manager believes that 0.41% are of comparable quality to bonds rated AAA, 0.69% are of comparable quality to bonds rated AA, 1.27% are of comparable quality to bonds rated A, 1.73% are of comparable quality to bonds rated BBB, 2.22% are of comparable quality to bonds rated BB, 2.80% are of comparable quality to bonds rated B, 0.90% are of comparable quality to bonds rated CCC and 0.01% are of comparable quality to bonds rated C. This determination is based on the Manager's own internal evaluation and does not necessarily reflect how such securities would be rated by Standard & Poor's if it were to rate the securities.

  The percentages on page 18 reflect the average monthly dollar-weighted market value for the fiscal year ended October 31, 1997. The rating composition of the portfolio will change over time. See the Appendix to the Statement of Additional Information for a description of the ratings.

  The average maturity of the Fund's portfolio of debt securities will vary based on the Manager's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

MONEY MARKET SECURITIES

  Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by Standard & Poor's or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least one billion dollars. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse effects from movements in interest rates or in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" further below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities either owned by the Fund or which the Fund will receive upon immediate conversion or exchange of securities owned by the Fund and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates or in the equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities either owned by the Fund or which the Fund will receive upon immediate conversion or exchange of securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write (i.e., sell) put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the options, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or Other Financial Index Futures and Options. The Fund is authorized to engage in transactions in stock or other financial index options and futures and financial futures (including futures on government bonds), and related options on such futures. The Fund may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock or bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

  The Fund may also purchase and sell stock or other financial index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Fund is authorized to sell financial futures contracts in anticipation of an increase in the general level of interest rates or in anticipation of an increase in interest rates in a particular market. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund is also authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not invested or fully invested in any particular securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund has authority to purchase and write call and put options on futures contracts (including financial futures) and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund also has authority to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level the Manager anticipates.

  The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including OTC stock index options, OTC foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.

  The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information--Taxes." To qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be the obligations of a single issuer. A fund that elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

  Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Risk Factors and Special Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in OTC transactions conducted on an agency basis. The Fund may purchase securities in offerings in which Merrill Lynch or an affiliate participates as an underwriter so long as the securities are not purchased from Merrill Lynch as principal and certain conditions are satisfied. In addition, consistent with the Conduct Rules of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with financial institutions that (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and receives either the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 10% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets (taken at market value). The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that foreign securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for these determinations.

  Portfolio Turnover. While it is the policy of the Fund generally not to engage in trading for short-term gains, the Manager and Merrill Lynch Asset Management U.K. Limited, the Fund's sub-adviser ("MLAM U.K."), will effect portfolio transactions without regard to holding period if, in their judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, the Fund's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

    Arthur Zeikel*--Chairman of the Manager and its affiliate, FAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.

    Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

    Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

    Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

    Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

    Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the manager for more than 140 registered investment companies and also offers portfolio management services to individuals and institutions. As of January 31, 1998, the Manager and FAM had a total of approximately $287.0 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.

  The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  The Management Agreement provides that the Fund will pay the Manager a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee shall be equal to 0.75% of that portion of the average daily net assets which does not exceed $2.5 billion; 0.70% of that portion of the average daily net assets which exceeds $2.5 billion but does not exceed $5.0 billion; 0.65% of that portion of the average daily net assets which exceeds $5.0 billion but does not exceed $7.5 billion; 0.625% of that portion of the average daily net assets which exceeds $7.5 billion but does not exceed $10 billion; and 0.60% of that portion of the average daily net assets which exceeds $10 billion. For the fiscal year ended October 31, 1997, the Fund paid the Manager a fee at the effective rate of 0.66% of average daily net assets. This fee is higher than that of many other mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the additional investment research and analysis required in connection with investing globally. For the fiscal year ended October 31, 1997, the Manager earned a fee of $99,812,816 (based on average daily net assets of approximately $13.3 billion), of which $11,605,587 was voluntarily waived.

  The Manager has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee for providing investment advisory services to the Manager with respect to the Fund in an amount to be determined from time to time by the Manager and MLAM U.K. but in no event in excess of the amount the Manager actually receives for providing services to the Fund pursuant to the Management Agreement. For the fiscal year ended October 31, 1997, the fee paid by the Manager to MLAM U.K. pursuant to such agreement aggregated $10,062,279. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Bryan N. Ison, Senior Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Ison has been a First Vice President of the Manager since 1997 and Portfolio Manager of the Manager and its corporate predecessors since 1984. Mr. Ison was a Vice President of the Manager and its corporate predecessors from 1985 to 1997. Mr. Ison has been primarily responsible for the day-to-day management of the Fund's investment portfolio since it commenced operations.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee; legal and audit fees; registration fees; unaffiliated Directors' fees and expenses; custodian and transfer agency fees; accounting costs; the costs of issuing and redeeming shares; and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1997, the Fund reimbursed the Manager $718,491 for such accounting services. For the fiscal year ended October 31, 1997, the ratio of total expenses to average net assets for Class A, Class B, Class C and Class D shares was 0.91%, 1.93%, 1.94% and 1.16%, respectively.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  The Transfer Agent, which is a subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a record keeping system, provided the record keeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended October 31, 1997, the total fee paid by the Fund to the Transfer Agent was $16,300,769 pursuant to the Transfer Agency Agreement.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1 and, for participants in certain fee-based programs, the minimum initial purchase is $500 and the minimum subsequent purchase is $50.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis, depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.

-------------------------------------------------------------------------------

                                            ACCOUNT
                                          MAINTENANCE DISTRIBUTION
  CLASS          SALES CHARGE(/1/)            FEE         FEE         CONVERSION FEATURE
--------------------------------------------------------------------------------------------
    A       Maximum 5.25% initial sales       No           No                 No
                 charge(/2/)(/3/)
--------------------------------------------------------------------------------------------
    B        CDSC for a period of four       0.25%       0.75%         B shares convert
          years, at a rate of 4.0% during                          to D shares automatically
          the first year, decreasing 1.0%                             after approximately
               annually to 0.0%(/4/)                                   eight years(/5/)
--------------------------------------------------------------------------------------------
    C       1.0% CDSC for one year(/6/)      0.25%       0.75%                No
--------------------------------------------------------------------------------------------
    D       Maximum 5.25% initial sales      0.25%         No                 No
                    charge(/3/)
--------------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.
(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares, certain retirement plans and certain fee-based programs was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.
(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                               SALES LOAD AS     DISCOUNT TO
                                SALES LOAD AS  PERCENTAGE* OF  SELECTED DEALERS
                                PERCENTAGE OF  THE NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF PURCHASE              OFFERING PRICE    INVESTED    THE OFFERING PRICE
------------------              -------------- -------------- ------------------
Less than $25,000.............       5.25%          5.54%            5.00%
$25,000 but less than $50,000.       4.75           4.99             4.50
$50,000 but less than
 $100,000.....................       4.00           4.17             3.75
$100,000 but less than
 $250,000.....................       3.00           3.09             2.75
$250,000 but less than
 $1,000,000...................       2.00           2.04             1.80
$1,000,000 and over**.........       0.00           0.00             0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain retirement plan investors and participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchase may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer-sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  For the fiscal year ended October 31, 1997, the Fund sold 29,258,107 Class A shares for aggregate net proceeds of $446,649,910. The gross sales charges for the sale of Class A shares of the Fund for the year were $705,874, of which $47,810 and $658,064 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1997, the Fund sold 22,634,091 Class D shares for aggregate net proceeds of $346,497,021. The gross sales charges for the sale of Class D shares of the Fund for the year were $3,242,398, of which $237,188 and $3,005,210 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $6,066 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver, all of which were paid to Merrill Lynch.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign owned banking institutions provided that the program or the branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-Based Programs."

  Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch BlueprintSM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans." The proceeds from the ongoing account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealers' own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

       YEAR SINCE                                          CDSC AS A PERCENTAGE
        PURCHASE                                             OF DOLLAR AMOUNT
      PAYMENT MADE                                          SUBJECT TO CHARGE
      ------------                                         --------------------
     0-1..................................................         4.00%
     1-2..................................................         3.00
     2-3..................................................         2.00
     3-4..................................................         1.00
     4 and thereafter.....................................         None

  For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $10,035,794 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares purchased within qualifying Employee AccessSM Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $215,161 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion

Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended October 31, 1997, the Fund paid the Distributor $94,703,295 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $9.5 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $5,392,525 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $538.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1997, the Fund paid the Distributor $3,232,450 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.3 billion), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the last date for which fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $20,706,000 (.23% of Class B net assets at that date). As of October 31, 1997, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $327,116,472 (3.31% of Class B net assets at that date). As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $1,569,000 (.37% of Class C net assets at that date). As of October 31, 1997, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $5,703,838 (.85% of Class C net assets at that date). The foregoing includes the operations of Balanced Fund, which the Fund acquired effective March 4, 1996.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fees, the distribution fees and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                             REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register or on the certificates, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares--Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B or

Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                            ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Determination of Net Asset Value" below. Dividends and distributions will be reinvested automatically in shares of the Fund at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary income dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, thereby reducing each shareholder's tax basis in the Fund shares for Federal income tax purposes, resulting in a capital gain for any shareholder who received such a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes." If in any fiscal year the Fund has net income from certain foreign currency transactions, such income will be distributed annually.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect cash payment.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Securities that are traded in both the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

  Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Manager and for which the Manager can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Manager by calculating the mean of the bid and asked prices for such Corporate Loans provided by each of two dealers, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices provided by the dealer. In the event no quotes are available, such Corporate Loan will be valued by a Pricing Committee of the Board of Directors.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as the amount of capital gain dividends in the different categories of capital gain referred to above.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on June 9, 1988. As of the date of this Prospectus, it has an authorized capital of 3,550,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, of which Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable. See "Purchase of Shares." The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights disclosed in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

  On March 4, 1996, the Fund acquired substantially all of the assets of Balanced Fund and assumed substantially all of the liabilities of Balanced Fund, in exchange solely for an equal aggregate value of shares of the Fund, which shares were subsequently distributed to shareholders of Balanced Fund in liquidation of Balanced Fund.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.
    P.O. Box 45289
    Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this matter, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, BEING OF LEGAL AGE, WISH TO PURCHASE: (CHOOSE ONE)
              [_] Class A shares  [_] Class B shares  [_] Class
                        C shares  [_] Class D shares

of Merrill Lynch Global Allocation Fund, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this application is received by you.

    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                           Initial                     Last Name
Name of Co-Owner (if any)......................................................
                First Name             Initial                     Last Name
Address.......................................... Date........................
                                 (Zip Code)
Occupation...........................    Name and Address of Employer ........

                                         ................................

 .....................................    ................................
                                         .....................................
         Signature of Owner                 Signature of Co-Owner (if any)

(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

                                          Long-Term Capital
     Ordinary Income Dividends            Gains
                                               [_] Reinvest
                                          Select One:
                                               [_] Cash
     Select One:
             [_] Reinvest
             [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Allocation Fund, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE): [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................

(If joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER



                        [                       ]
            Social Security Number or Taxpayer Identification Number


  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Dear Sir/Madam:

                                                 ..................., 19......
                                                   Date of initial purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Allocation Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13- month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Allocation Fund, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------
5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
-                                  -     authorization form and agree to
This form when completed should be       notify the Distributor of any
mailed to:                               purchases or sales made under a
                                         Letter of Intention, Automatic
Merrill Lynch Global Allocation          Investment Plan or Systematic
Fund, Inc.                               Withdrawal Plan. We guarantee the
c/o Merrill Lynch Financial              shareholder's signature.
Data Services, Inc.
P.O. Box 45289                          .....................................
Jacksonville, FL 32232-5289                    Dealer Name and Address

                                        By ..................................
                                           Authorized Signature of Dealer


                                                                ..............
                                      [ ][ ][ ]  [ ][ ][ ][ ]   F/C Last Name
                                      Branch-Code  F/C No.

                                      [ ][ ][ ]  [ ][ ][ ][ ][ ]
                                        Dealer's Customer A/C No.

    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------
NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------
1. ACCOUNT REGISTRATION


Name of Owner......................

                                             Social Security No. or
Name of Co-Owner (if any)..........          Taxpayer Identification
                                                       No.

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in Merrill Lynch Global Allocation Fund, Inc. at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawals on
 . . . . . . . . . .(month), or as soon as possible thereafter.

SPECIFY THE AMOUNT OF THE WITHDRAWAL YOU WOULD LIKE PAID TO YOU: $      of
(check one) [_] Class A, [_] Class B*, [_] Class C* or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................
 ...............................................................................
Signature of Owner..................................... Date..................
Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your account...........................................................
Bank Name......................................................................
Bank Number........................ Account Number............................
Bank Address...................................................................
 ...............................................................................
Signature of Depositor................................. Date..................
Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------

* Annual withdrawal cannot exceed 10% of the value of shares of each class held in the account at the time the election to join the systematic withdrawal plan is made.

  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

      [_] Class A shares      [_] Class B shares      [_] Class C shares
                                                 [_] Class D shares

of Merrill Lynch Global Allocation Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an       To...............................Bank
ACH debit each month on my bank                          (Investor's Bank)
account for investment in Merrill
Lynch Global Allocation Fund, Inc.         Bank Address.........................
as indicated below:

  Amount of each ACH debit $........       City....... State....... Zip .......


  Account Number ...................

Please date and invest ACH debits on      As a convenience to me, I hereby
the 20th of each month beginning          request and authorize you to pay and
                                          charge to my account ACH debits
 ....... or as soon thereafter             drawn on my account by and payable
(month)                                   to Merrill Lynch Financial Data
as possible.                              Services, Inc. I agree that your
                                          rights in respect to each such debit
I agree that you are drawing these        shall be the same as if it were a
ACH debits voluntarily at my request      check drawn on you and signed
and that you shall not be liable for      personally by me. This authority is
any loss arising from any delay in        to remain in effect until revoked by
preparing or failure to prepare any       me in writing. Until you receive
such debit. If I change banks or          such notice, you shall be fully
desire to terminate or suspend this       protected in honoring any such
program, I agree to notify you            debit. I further agree that if any
promptly in writing. I hereby             such debit be dishonored, whether
authorize you to take any action to       with or without cause and whether
correct erroneous ACH debits of my        intentionally or inadvertently, you
bank account or purchases of Fund         shall be under no liability.
shares including liquidating shares
of the Fund and crediting my bank
account. I further agree that if a        ............   .....................
debit is not honored upon                     Date           Signature of
presentation, Merrill Lynch Financial                          Depositor
Data Services, Inc. is authorized to
discontinue immediately the Automatic     ............   .....................
Investment Plan and to liquidate              Bank      Signature of Depositor
sufficient shares held in my account        Account       (If joint account,
to offset the purchase made with the         Number         both must sign)
dishonored debit.


 ............   .....................
    Date           Signature of
                     Depositor

 ............   .....................
    Bank      Signature of Depositor
  Account       (If joint account,
   Number         both must sign)


NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                    MANAGER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER IN-FORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   4
Financial Highlights.......................................................   8
Risk Factors and Special Considerations....................................  11
Investment Objective and Policies..........................................  12
 Equity Securities.........................................................  14
 Debt Securities...........................................................  15
 Money Market Securities...................................................  19
 Portfolio Strategies Involving Options and Futures........................  19
 Other Investment Policies and Practices...................................  24
Management of the Fund.....................................................  28
 Board of Directors........................................................  28
 Management and Advisory Arrangements......................................  29
 Code of Ethics............................................................  30
 Transfer Agency Services..................................................  30
Purchase of Shares.........................................................  31
 Initial Sales Charge Alternatives--
   Class A and Class D Shares..............................................  33
 Deferred Sales Charge Alternatives--
   Class B and Class C Shares..............................................  36
 Distribution Plans........................................................  39
 Limitations on the Payment of Deferred Sales Charges......................  41
Redemption of Shares.......................................................  41
 Redemption................................................................  41
 Repurchase................................................................  42
 Reinstatement Privilege--
   Class A and Class D Shares..............................................  42
Shareholder Services.......................................................  43
 Investment Account........................................................  43
 Exchange Privilege........................................................  43
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  45
 Systematic Withdrawal Plans...............................................  45
 Automatic Investment Plans................................................  45
 Fee-Based Programs........................................................  45
Performance Data...........................................................  46
Additional Information.....................................................  47
 Dividends and Distributions...............................................  47
 Determination of Net Asset Value..........................................  48
 Taxes.....................................................................  49
 Organization of the Fund..................................................  51
 Shareholder Reports.......................................................  52
 Shareholder Inquiries.....................................................  52
Authorization Form.........................................................  53

                                                        Code #10810-0298

[LOGO] MERRILL LYNCH

MERRILL LYNCH
GLOBAL ALLOCATION
FUND, INC.

[ART]

PROSPECTUS

FEBRUARY 12, 1998

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference

STATEMENT OF ADDITIONAL INFORMATION

                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified, open-end management investment company that seeks high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 12, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is February 12, 1998

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rates for the fiscal years ended October 31, 1996 and 1997 were 51.26% and 55.42%, respectively.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares." Under present conditions, the Manager does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

PRECIOUS METAL-RELATED SECURITIES

  The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The prices of precious metals and of the securities of precious metal-related companies historically have been subject to high volatility. In addition, the earnings of precious metal-related companies may be adversely affected by volatile metals prices which may adversely affect the financial condition of such companies.

  The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

  The Fund may invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as "asset-based securities." The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If, at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

REAL ESTATE-RELATED SECURITIES

  Although the Fund may invest in companies that hold real estate as assets, the real estate-related securities that will be emphasized by the Fund are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts, which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors, including (i) governmental regulations (such as zoning and environmental laws) and changes in tax laws, (ii) operating costs,
(iii) the location and the attractiveness of the properties, (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions) and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse effects from movements in interest rates or in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Fund may utilize.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities either owned by the Fund or which the Fund will receive upon immediate conversion or exchange of securities owned by the Fund on or before a specified future date and at a specified price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he or she may be required to sell his or her securities since he or she may be assigned an exercise notice at any time prior to the termination of his or her obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange ("NYSE"), Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premium paid) of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock or Other Financial Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock or other financial index options and futures and financial futures (including futures on government bonds), and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund is also authorized to purchase or sell listed or over-the-counter ("OTC") foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Distributions and Taxes--Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities which it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery.

These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security or a stated number of shares of equity securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements may be entered into only with financial institutions which (i) have, in the opinion of the Manager, substantial capital relative to the Fund's exposure, or (ii) have provided the Fund with a third-party guaranty or other credit enhancement. Under a repurchase agreement or a purchase and sale contract, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest more than 15% of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

  Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  High Yield/High Risk Securities. The Fund is authorized to invest a portion of its debt portfolio in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated debt securities which, in the Manager's judgment, possess similar credit characteristics ("high yield/high risk securities"). Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. The Fund's Board of

Directors has adopted a policy that the Fund will not invest more than 35% of its assets in debt obligations rated below Baa or BBB by Moody's or Standard & Poor's, respectively. Within this 35% limitation, the Fund may purchase in the secondary market senior collateralized loans and senior unsecured loans made by banks or other financial institutions (the "Corporate Loans"). In addition, within this limitation, the Fund generally will not invest more than 5% of its total assets in high yield/high risk securities, including Corporate Loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest at the time of acquisition by the Fund.

  High yield bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield/high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield bonds are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on
  Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. [The Fund does intend to engage, from time to time, in short sales against the box and in short sales which are covered by securities immediately convertible or exchangeable into the security which is being sold short.]

    c. Invest in securities that cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order, the Fund would be prohibited from engaging in certain portfolio transactions with the Manager or any of its affiliates acting as principal.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  Information about the Directors, executive officers and portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of the portfolio managers and of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Director(1)(2)--Chairman of the Manager (which term, as used herein, includes its corporate predecessors) since 1997; Chairman of Fund Asset Management, L.P. ("FAM," which term, as used herein, includes its corporate predecessors) since 1997; President of the Manager and FAM from 1977 to 1997; Chairman of Princeton Services Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

  Donald Cecil (71)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (71)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (66)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (63)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (57)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (64)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982.

  Bryan N. Ison (42)--Senior Vice President and Portfolio Manager(1)--First Vice President of the Manager since 1997; Vice President of the Manager from 1985 to 1997; Portfolio Manager of the Manager since 1984.

  Dennis W. Stattman (46)--Vice President and Portfolio Manager(1)--First Vice President of the Manager since 1997; Vice President of the Manager from 1989 to 1997.

  Donald C. Burke (37)--Vice President(1)(2)--First Vice President of the Manager since 1997; Vice President of the Manager from 1990 to 1997; Director of Taxation of the Manager since 1990.

  Gerald M. Richard (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  James W. Harshaw, III (39)--Secretary(1)(2)--Vice President of the Manager since 1998; attorney associated with the Manager since 1994; associate at Sullivan & Cromwell from 1990 to 1994.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager or its affiliate, FAM, acts as investment adviser or manager.

  At January 31, 1998, the officers and Directors of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Manager (each a "non-affiliated Director") a fee of $3,500 per year plus $500 per Board meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, at a rate of $500 per Committee meeting attended. The Chairman of the Committee receives an additional fee of $250 per Committee meeting attended. For the fiscal year ended October 31, 1997, fees and expenses paid to the non-affiliated Directors aggregated $36,137.

  The following table sets forth for the fiscal year ended October 31, 1997, compensation paid by the Fund to the non-affiliated Directors and for the calendar year ended December 31, 1997, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors:

                                                PENSION OR        AGGREGATE
                                                RETIREMENT      COMPENSATION
                                                 BENEFITS    FROM FUND AND OTHER
                                                ACCRUED AS        MLAM/FAM
            NAME OF              COMPENSATION PART OF FUND'S ADVISED FUNDS PAID
            DIRECTOR              FROM FUND      EXPENSES      TO DIRECTORS(1)
            --------             ------------ -------------- -------------------
Donald Cecil....................    $8,500         None           $269,350
Edward H. Meyer.................    $6,000         None           $214,600
Charles C. Reilly...............    $7,500         None           $282,000
Richard R. West.................    $7,500         None           $273,000
Edward D. Zinbarg...............    $7,500         None           $133,500

                                               (footnote on the following page)

--------

(1) The Directors serve on the boards of MLAM/FAM Advised funds as follows:
    Mr. Cecil (33 registered investment companies consisting of 33 portfolios); Mr. Meyer (33 registered investment companies consisting of 33 portfolios); Mr. Reilly (44 registered investment companies consisting of 57 portfolios); Mr. West (45 registered investment companies consisting of 67 portfolios) and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Management Agreement provides that the Manager is entitled to receive for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee is equal to 0.75% of that portion of the average daily net assets which does not exceed $2.5 billion; 0.70% of that portion of the average daily net assets which exceeds $2.5 billion but does not exceed $5.0 billion; 0.65% of that portion of the average daily net assets which exceeds $5.0 billion but does not exceed $7.5 billion; 0.625% of that portion of the average daily net assets which exceeds $7.5 billion but does not exceed $10 billion; and 0.60% of that portion of the average daily net assets which exceeds $10 billion. For the fiscal year ended October 31, 1997, the Fund paid the Manager a fee at the effective rate of 0.66% of average daily net assets. For the fiscal year ended October 31, 1995, the total management fee paid by the Fund to the Manager aggregated $55,558,045 (with no voluntary fee waiver by the Manager). For the fiscal years ended October 31, 1996 and 1997, the total management fees paid by the Fund to the Manager aggregated $70,943,078 and $88,207,229 (after giving effect to the Manager's voluntary waiver of fees), respectively.

  As described in the Prospectus, the Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Manager with respect to the Fund.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal years ended October 31, 1995, 1996 and 1997, the amount of such reimbursement was $611,736, $600,636 and $718,491, respectively. As required by the Fund's distribution agreements, the Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by the Manager or its affiliate, FAM. Funds advised by the Manager or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The Fund sells its Class A and Class D shares through the Distributor and Merrill Lynch, as dealers. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1995 were $864,640, of which the Distributor received $52,270 and Merrill Lynch received $812,370. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1996 were $1,093,106, of which the Distributor received $76,760 and Merrill Lynch received $1,016,346. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1997 were $705,874, of which the Distributor received $47,810 and Merrill Lynch received $658,064. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1995 were $1,466,978, of which the Distributor received $89,085 and Merrill Lynch received $1,377,893. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1996 were $3,654,846, of which the Distributor received $241,734 and Merrill Lynch received $3,413,112. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1997 were $3,242,398, of which the Distributor received $237,188 and Merrill Lynch received $3,005,210.

  For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $16,611, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1996, the Distributor received CDSCs of $19,080, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1997, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $77, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1996, the Distributor received no CDSCs with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $6,066, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Fund by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the above quantity discounts only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at Merrill Lynch Financial Data Services, Inc., the Fund's transfer agent (the "Transfer Agent"). The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint(SM) Program. Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and
$5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of October 31, 1997, with respect to Class B and Class C shares of the Fund, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum:

                                             DATA CALCULATED AS OF OCTOBER 31, 1997(1)
                         ---------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
                                                                                                 ANNUAL
                                                                                              DISTRIBUTION
                                     ALLOWABLE ALLOWABLE                AMOUNTS                  FEE AT
                          ELIGIBLE   AGGREGATE  INTEREST   MAXIMUM     PREVIOUSLY   AGGREGATE   CURRENT
                            GROSS      SALES   ON UNPAID    AMOUNT      PAID TO      UNPAID    NET ASSET
                          SALES(2)    CHARGES  BALANCE(3)  PAYABLE   DISTRIBUTOR(4)  BALANCE    LEVEL(5)
                         ----------- --------- ---------- ---------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD
 FEBRUARY 3, 1989
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1997:
Under NASD Rule As
 Adopted................ $13,072,749 $817,047   $347,374  $1,164,421    $438,021    $726,400    $74,103
Under Distributor's
 Voluntary Waiver....... $13,072,749 $817,047   $ 65,364  $  882,411    $438,021    $444,390    $74,103
CLASS C SHARES, FOR THE
 PERIOD
 OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1997:
Under NASD Rule As
 Adopted................ $   675,377 $ 42,211   $  4,607  $   46,818    $  6,678    $ 40,140    $ 5,036

--------
(1) Includes information for Merrill Lynch Balanced Fund for Investment and Retirement, Inc. ("Balanced Fund") for the periods indicated. Effective March 4, 1996, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of Balanced Fund.
(2) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(3) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(4) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(5) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum (with respect to Class B and Class C shares) or the voluntary maximum (with respect to Class B shares).

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended October 31, 1995 and 1996, the Distributor received CDSCs of $14,179,047 and $8,468,220, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the fiscal year ended October 31, 1997, the Distributor received CDSCs of $12,451,911, of which $10,035,794 was paid to Merrill Lynch. Additional CDSCs payable to the Distributor during the fiscal year ended October 31, 1997 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal years ended October 31, 1995, 1996 and 1997, the Distributor received CDSCs of $32,676, $117,278 and $215,161, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group
IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access(SM) Accounts. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access(SM) Accounts available through employers that provide eligible 401(k) plans. The minimum initial purchase for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $2,708,489, of which $157,708 or 5.82% was paid to Merrill Lynch for effecting 5.66% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1996, the Fund paid total brokerage commissions of $4,122,526, of which $197,361 or 4.79% was paid to Merrill Lynch for effecting 3.76% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1997, the Fund paid total brokerage commissions of $8,287,221, of which $238,952 or 2.88% was paid to Merrill Lynch for effecting 1.80% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

  The Fund may invest in certain securities traded in the OTC market and intends, where possible, to deal directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. The Fund may purchase securities in offerings in which Merrill Lynch or an affiliate participates as an underwriter so long as the securities are not purchased from Merrill Lynch as principal and certain conditions are satisfied. See "Investment Objective and Policies--Investment Restrictions."

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                       DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.

  The net asset value of the shares of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

  Net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager and the account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. In addition, the per share net asset value of the Fund's Class B and Class C shares generally will be lower than the per share net asset value of its Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. Securities that are traded in both the OTC market and on a stock exchange will be valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.

  Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists to a reliable degree in the opinion of the Manager and for which the Manager can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by the Manager by calculating the mean of the last available bid and asked prices for such Corporate Loans provided by each of two dealers, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the bid and asked prices provided by the dealer. In the event no quotes are available, such Corporate Loan will be valued by a Pricing Committee of the Board of Directors.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Directors.

                             SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders also will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A shares or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through BlueprintSM no minimum charge to the investors' bank account is required. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

  Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if the shareholder's account is maintained with the Transfer Agent that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS

  A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

  With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemptions of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Contingent Deferred Sales Charges--Class B Shares" and "--Contingent Deferred Sales Charges--Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will automatically be applied thereafter to Class D shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares-- Conversion of Class B Shares to Class D Shares" in the Prospectus; if an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemption, or every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or

CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows:
Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of certain money market funds advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund's Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other MLAM-advised funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to Class D shares. See "Determination of Net Asset Value."

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Recent legislation creates additional categories of capital gains taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. In the case of foreign taxes passed through by a RIC, the holding period requirements referred to above must be met by both the shareholder and the RIC. No deductions for foreign taxes, moreover, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield/high risk securities"), as previously described. Some of these high yield/high risk securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield/high risk securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield/high risk securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                               PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth in the tables below is total return information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                        CLASS A SHARES              CLASS B SHARES              CLASS C SHARES              CLASS D SHARES
                  --------------------------- --------------------------- --------------------------- ---------------------------
                                  REDEEMABLE                  REDEEMABLE                  REDEEMABLE                  REDEEMABLE
                                  VALUE OF A                  VALUE OF A                  VALUE OF A                  VALUE OF A
                  EXPRESSED AS A HYPOTHETICAL EXPRESSED AS A HYPOTHETICAL EXPRESSED AS A HYPOTHETICAL EXPRESSED AS A HYPOTHETICAL
                    PERCENTAGE      $1,000      PERCENTAGE      $1,000      PERCENTAGE      $1,000      PERCENTAGE      $1,000
                    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT    BASED ON A    INVESTMENT
                   HYPOTHETICAL     AT THE     HYPOTHETICAL     AT THE     HYPOTHETICAL     AT THE     HYPOTHETICAL     AT THE
                      $1,000        END OF        $1,000        END OF        $1,000        END OF        $1,000        END OF
     PERIOD         INVESTMENT    THE PERIOD    INVESTMENT    THE PERIOD    INVESTMENT    THE PERIOD    INVESTMENT    THE PERIOD
     ------       -------------- ------------ -------------- ------------ -------------- ------------ -------------- ------------
                                                            AVERAGE ANNUAL TOTAL RETURN
                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
 October 31,
 1997...........       9.99%      $1,099.90       10.82%      $1,108.20       13.84%      $1,138.40        9.68%      $1,096.80
Five Years Ended
 October 31,
 1997...........      13.25%      $1,863.20       13.31%      $1,868.20
Inception (Feb-
 ruary 3, 1989)
 to October 31,
 1997...........      13.61%      $3,049.80       13.14%      $2,942.70
Inception (Octo-
 ber 21, 1994)
 to October 31,
 1997...........                                                              14.88%      $1,522.00       13.75%      $1,477.00
                                                                ANNUAL TOTAL RETURN
                                                   (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended Octo-
 ber 31, 1997...      16.08%      $1,160.80       14.82%      $1,148.20       14.84%      $1,148.40       15.76%      $1,157.60
Year Ended
 October 31,
 1996...........      17.81%      $1,178.10       16.71%      $1,167.10       16.68%      $1,166.80       17.59%      $1,175.90
Year Ended
 October 31,
 1995...........      14.81%      $1,148.10       13.54%      $1,135.40       13.58%      $1,135.80       14.43%      $1,144.30
Year Ended
 October 31,
 1994...........       2.14%      $1,021.40        1.13%      $1,011.30          --             --           --             --
Inception
 (October 21,
 1994) to
 October 31,
 1994...........         --             --           --             --         0.00%      $1,000.00        0.08%      $1,000.80
Year Ended
 October 31,
 1993...........      22.61%      $1,226.10       21.42%      $1,214.20          --             --           --             --
Year Ended
 October 31,
 1992...........      11.78%      $1,117.80       10.64%      $1,106.40          --             --           --             --
Year Ended
 October 31,
 1991...........      28.89%      $1,288.90       27.48%      $1,274.80          --             --           --             --
Year Ended
 October 31,
 1990...........       3.91%      $1,039.10        2.93%      $1,029.30          --             --           --             --
Inception
 (February 3,
 1989) to
 October 31,
 1989...........       9.34%      $1,093.40        8.50%      $1,085.00          --             --           --             --
                                                              AGGREGATE TOTAL RETURN
                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (February 3,
 1989) to
 October 31,
 1997...........     204.98%      $3,049.80      194.27%      $2,942.70          --             --           --             --
Inception
 (October 21,
 1994) to
 October 31,
 1997...........         --             --           --             --        52.20%      $1,522.00       47.70%      $1,477.00

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B shares or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on June 9, 1988. At the date of this Statement of Additional Information, the Fund has an authorized capital of 3,550,000,000 shares of Common Stock par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, of which Class A consists of 450,000,000 shares, Class B consists of 2,000,000,000 shares, Class C consists of 200,000,000 shares and Class D consists of 900,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses relating to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters:
(i) election of Directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Shareholders may call a special meeting for the purpose of voting on the removal of Directors. A director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on October 31, 1997 and its shares outstanding on that date is as follows:

                            CLASS A        CLASS B       CLASS C       CLASS D
                         -------------- -------------- ------------ --------------
Net Assets.............. $2,132,253,943 $9,879,603,597 $671,466,862 $1,479,710,710
                         ============== ============== ============ ==============
Number of Shares
 Outstanding............    133,956,220    631,094,470   43,327,119     93,115,446
                         ============== ============== ============ ==============
Net Asset Value Per
 Share
 (net assets divided by
 number of shares
 outstanding)........... $        15.92 $        15.65 $      15.50 $        15.89
Sales Charge (for Class
 A and Class D shares:
 5.25% of offering
 price;
 5.54% of net asset
 value)*................            .88             **           **            .88
                         -------------- -------------- ------------ --------------
Offering Price.......... $        16.80 $        15.65 $      15.50 $        16.77
                         ============== ============== ============ ==============

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 31, 1998.

                                   APPENDIX

                      RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

Aaa
    Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
    Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
    Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
    Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
    Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca
    An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c
    This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification "a" to "b": the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S") CORPORATE DEBT RATINGS

  A Standard & Poor's corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

  The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


  The ratings are based, in varying degrees, on the following considerations:

   I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
   II.  Nature of and provisions of the obligation; and
   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
 AAA    Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
        Capacity to meet its financial commitment on the obligation is extremely strong.
 AA Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
 A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
 BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
        Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
 BB Debt rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B Debt rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC Debt rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment on the obligation.


CC  The rating "CC" is currently highly vulnerable to non-payment.


C The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired on an obligation, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

  PLUS (+) or MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  N.R. indicates not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries in general.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.




A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".


A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:


1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

2.  Nature of, and provisions of, the issue.

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.


AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as
B   predominately speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C   A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  The preferred stock rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. [Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.]

  The ratings are based on current information furnished to Standard & Poor's by the issuer, or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 17, 1997

                   (THIS PAGE INTENTIONALLY LEFT BLANK)

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Argentina       Banking                  1,013,200  ++Banco Rio de La Plata
                                                      S.A.(ADR)++++ (USD)        $    10,830,050   $    10,638,600     0.1%

                Oil--Related               480,000    Yacimientos Petroliferos
                                                      Fiscales S.A. (ADR)++++ (USD)   10,296,490        15,360,000     0.1

                                                      Total Common Stocks
                                                      in Argentina                    21,126,540        25,998,600     0.2

Australia       Banking                  2,645,800    Westpac Banking Corp.            5,614,396        15,446,784     0.1

                Beverages                1,999,379    Foster's Brewing Group
                                                      Limited                          3,509,519         3,806,358     0.0

                Building &               1,636,577    Lend Lease Corporation
                Construction                          Limited                         27,280,912        33,603,037     0.3

                Building Materials         690,547    Pioneer International
                                                      Limited                          1,744,554         1,830,762     0.0

                Diversified              8,614,452    Broken Hill Proprietary
                                                      Co., Ltd.                       95,060,491        85,644,106     0.6

                Foods                    7,916,000    Goodman Fielder Wattie Ltd.      8,324,587        12,167,826     0.1

                Insurance                1,803,135    GIO Australia Holdings, Ltd.     3,207,015         4,627,861     0.0

                Metals & Mining          3,102,904    M.I.M. Holdings Ltd.             2,639,750         2,734,822     0.0
                                         2,795,439    Pasminco Limited                 3,044,304         3,469,073     0.0
                                         6,000,000    WMC Limited                     20,064,490        21,364,530     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      25,748,544        27,568,425     0.2

                Multi-Industry           1,500,000    Pacific Dunlop, Ltd.             4,092,789         3,212,083     0.0

                Tobacco                  1,689,800    Rothmans Holdings, Ltd.          6,042,681         8,364,175     0.1
                                         1,242,300    WD & HO Wills Holdings, Ltd.     1,389,502         1,532,905     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,432,183         9,897,080     0.1

                                                      Total Common Stocks
                                                      in Australia                   182,014,990       197,804,322     1.4

Canada          Beverages                1,900,000    Cott Corp.(USD)                 15,484,918        19,475,000     0.1

                Metals--Non-Ferrous      1,000,000    Inco Ltd. (USD)                 22,852,818        20,625,000     0.2

                Multi-Industry             280,000  ++Semi-Tech Corporation
                                                      (Class A)                        4,108,297           337,900     0.0

                Paper                    3,250,000  ++Repap Enterprises Inc.(USD)     12,879,320           507,813     0.0

                Telecommunications         200,000    BCE Telecommunications,
                                                      Inc. (USD)                       3,375,484         5,587,500     0.0
                                         1,165,200  ++Rogers Cantel Mobile
                                                      Communications Inc.
                                                      (Class B)+++                    22,391,633        19,437,922     0.1
                                         1,160,900  ++Rogers Cantel Mobile
                                                      Communications Inc.
                                                      (Class B) (USD)+++              19,836,379        19,590,187     0.2
                                         4,543,700  ++Rogers Communications Inc.
                                                      (Class B)                       39,359,870        30,964,379     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      84,963,366        75,579,988     0.5

                                                      Total Common Stocks
                                                      in Canada                      140,288,719       116,525,701     0.8

Finland         Metals                     576,930    Outokumpu OY                     8,651,262         8,600,893     0.1

                Paper & Forest             770,930    Enso OY                          6,578,864         7,328,686     0.0
                Products                 2,909,250    Metsa Serla OY 'B'              23,657,400        25,628,437     0.2
                                           442,079    UPM-Kymmene OY                   8,170,266         9,774,525     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      38,406,530        42,731,648     0.3

                Telecommunication           75,000    Nokia Corp. (ADR)++++ (USD)      2,482,938         6,618,750     0.0
                Equipment                  186,360    Nokia OY                         8,998,615        16,453,080     0.1
                                                                                 ---------------   ---------------   ------


                                                                                      11,481,553        23,071,830     0.1

                                                      Total Common Stocks
                                                      in Finland                      58,539,345        74,404,371     0.5

France          Automobiles                 79,132    Peugeot S.A.                     9,062,870         8,963,260     0.1

                Banking                    216,620    Banque Nationale de
                                                      Paris S.A.                       9,576,811         9,581,631     0.1
                                           173,900    Compagnie Financiere de
                                                      Paribas S.A.                     9,343,179        12,636,029     0.1
                                           540,386    Societe Generale de
                                                      France S.A.                     56,680,843        74,051,160     0.5
                                                                                 ---------------   ---------------   ------
                                                                                      75,600,833        96,268,820     0.7

                Consumer Products           17,097    Christian Dior S.A.              1,744,296         1,898,019     0.0

                Electronics                 75,299  ++SGS-Thomson Microelectronics
                                                      N.V.                             3,487,840         5,361,707     0.0

                Energy & Petroleum          75,828    Elf Aquitaine (Elf) S.A.         7,353,249         9,391,360     0.1

                Engineering &              212,968    Bouygues S.A.                   20,353,497        19,948,434     0.1
                Construction

                Foods/Food Processing       61,600    Groupe Danone S.A.               9,786,153         9,424,319     0.1

                Hotel/Leisure               47,466    Accor S.A.                       6,649,847         8,842,755     0.1

                Industrial                 195,846    Alcatel Alsthom Cie Generale
                                                      d'Electricite S.A.              18,263,077        23,644,201     0.1

                Insurance                  503,171    Assurances Generales de
                                                      France S.A. (AGF)               16,032,715        26,489,575     0.2
                                           314,456    Axa S.A.--UAP                   19,659,982        21,545,554     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      35,692,697        48,035,129     0.3

                Metals/Steel             1,275,580    Usinor-Sacilor S.A.             19,472,262        21,130,597     0.2

                Multi-Industry              36,933    EuraFrance S.A.                 10,437,805        15,048,676     0.1

                Retail--Home Improvement    54,440    Castorama Dubois
                                                      Investissements S.C.A.           7,307,525         5,675,358     0.0

                Telecommunications         216,056  ++France Telecom S.A.              6,817,602         8,181,271     0.1

                Utilities--Water             7,663    Compagnie Generale
                                                      des Eaux S.A.                      835,034           891,912     0.0

                                                      Total Common Stocks
                                                      in France                      232,864,587       282,705,818     2.0

Germany         Automotive                 199,256    Daimler-Benz AG                 13,553,254        13,599,590     0.1
                                            37,883    Volkswagen AG                   16,398,475        22,442,170     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      29,951,729        36,041,760     0.2

                Banking                     55,680    Bayerische Vereinsbank AG        1,339,965         3,237,021     0.0

                Capital Goods              369,636  ++Kloeckner-Werke AG              17,229,762        28,365,765     0.2

                Chemicals                  224,385    BASF AG                          7,802,958         7,631,255     0.1
                                           419,934    Bayer AG                        15,484,588        14,770,076     0.1
                                           101,451    Henkel KGaA                      4,390,556         4,954,296     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      27,678,102        27,355,627     0.2

                Engineering &               32,565  ++Philipp Holzmann AG             12,268,030         9,182,039     0.1
                Construction

Portfolio
Abbreviations

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997
To simplify the currency denominations of Merrill Lynch Global Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

CAD    Canadian Dollar
CHF    Swiss Franc
DEM    German Deutschemark
DKR    Danish Krone
ECU    European Currency Unit
ESP    Spanish Peseta
FRF    French Franc
GBP    Great Britain Pound
IDR    Indonesian Rupiah
JPY    Japanese Yen
NLG    Netherlands Guilder
NOK    Norwegian Krone
NZD    New Zealand Dollar
PHP    Philippine Peso
SEK    Swedish Kroner
USD    United States Dollar
ZAL    South African Rand

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Germany         Insurance                   11,790    Muenchener
(concluded)                                           Rueckversicherungs
                                                      -Gesellschaft AG           $     3,429,320   $     3,440,835     0.0%

                Metals/Steel               169,415    Thyssen AG                      36,439,456        37,475,965     0.3

                Retail                      29,472    Karstadt AG                     10,289,552        10,280,333     0.1

                Telecommunications         197,100    Deutsche Telekom AG              3,748,649         3,701,139     0.0

                Utilities                  189,775    Veba AG                          9,611,569        10,602,510     0.1

                                                      Total Common Stocks
                                                      in Germany                     151,986,134       169,682,994     1.2

Hong Kong       Agriculture             31,924,000    C.P. Pokphand Co. Ltd.
                                                      (Ordinary)                      11,031,647         7,640,285     0.1

                Banking                    901,676    HSBC Holdings PLC               14,386,653        20,413,105     0.1

                Conglomerates            5,304,500    Hutchison Whampoa Ltd.          34,916,054        36,712,904     0.2

                                                      Total Common Stocks
                                                      in Hong Kong                    60,334,354        64,766,294     0.4

Indonesia       Paper & Pulp             4,671,800  ++Asia Pacific Resources
                                                      International Holdings Ltd.
                                                      (NY Registered Shares)
                                                      (USD)+++                        25,834,218        18,395,213     0.2
                                         1,420,000    Asia Pulp & Paper Company
                                                      Ltd. (ADR)++++ (USD)            16,330,000        16,152,500     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      42,164,218        34,547,713     0.3

                Tobacco                  7,500,000    Sampoerna International
                                                      Finance Company B.V.            11,856,769        13,109,331     0.1

                                                      Total Common Stocks
                                                      in Indonesia                    54,020,987        47,657,044     0.4

Ireland         Building &                 631,423    CRH PLC (GBP)                    6,857,511         7,616,189     0.1
                Construction

                                                      Total Common Stocks
                                                      in Ireland                       6,857,511         7,616,189     0.1

Italy           Banking                  3,130,440    Istituto Bancario San
                                                      Paolo di Torino S.p.A.          19,845,879        23,796,012     0.2
                                         1,813,400    Istituto Mobiliare Italiano
                                                      S.p.A. (Ordinary)               13,339,979        16,247,412     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      33,185,858        40,043,424     0.3

                Insurance                  906,772    Assicurazioni Generali
                                                      S.p.A.                          16,525,125        20,310,877     0.1
                                        10,694,743    Istituto Nazionale delle
                                                      Assicurazioni (INA) S.p.A.      16,063,214        17,246,523     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      32,588,339        37,557,400     0.2

                Multi-Industry           9,117,595  ++Compagnie Industriali
                                                      Riunite S.p.A. (CIR)             7,816,550         7,284,148     0.1
                                        67,959,595    MontEdison S.p.A.               52,812,846        55,258,897     0.4
                                                                                 ---------------   ---------------   ------
                                                                                      60,629,396        62,543,045     0.5

                Publishing               3,000,000  ++Seat S.p.A.                      1,088,139         1,207,243     0.0
                                         8,666,863  ++Seat S.p.A.--RISP                2,411,987         2,272,115     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       3,500,126         3,479,358     0.0

                Telecommunications       3,958,000    TIM S.p.A.                       1,395,818        14,709,575     0.1
                                         3,751,300    TIM S.p.A.--RISP                 3,831,835         7,703,285     0.1
                                         5,198,888    Telecom Italia S.p.A.           12,145,121        32,643,036     0.2
                                         8,322,588    Telecom Italia S.p.A.--RISP     15,895,748        33,688,307     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      33,268,522        88,744,203     0.6

                                                      Total Common Stocks
                                                      in Italy                       163,172,241       232,367,430     1.6

Japan           Automobiles &            3,282,000    Suzuki Motor Corp.              30,510,247        34,946,843     0.3
                Equipment


                Automotive               2,508,000    Fuji Heavy Industries,
                                                      Ltd.                            10,432,063         9,993,611     0.1

                Beverages                1,415,000    Chukyo Coca-Cola Bottling
                                                      Co., Ltd.                       15,370,052        11,182,514     0.1
                                           663,000    Hokkaido Coca-Cola Bottling
                                                      Co., Ltd.                        8,836,164         6,894,185     0.0
                                           790,000    Kinki Coca-Cola Bottling
                                                      Co., Ltd.                       11,999,955         9,463,439     0.1
                                         1,243,000    Mikuni Coca-Cola Bottling
                                                      Co., Ltd.                       17,391,669        17,371,600     0.1
                                         1,197,700    Sanyo Coca-Cola Bottling
                                                      Co., Ltd.                       16,669,629        14,546,560     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      70,267,469        59,458,298     0.4

                Capital Goods           10,900,000    Kawasaki Heavy Industries,
                                                      Ltd.                            30,706,775        25,388,903     0.2
                                         6,375,000    Mitsubishi Heavy Industries,
                                                      Inc.                            38,324,849        31,342,026     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      69,031,624        56,730,929     0.4

                Chemicals                   34,000    Shin-Etsu Chemical Co., Ltd.       657,132           831,545     0.0

                Consumer Products           50,000    Amway Japan Limited
                                                      (Premium Exchangeable
                                                      Participating Shares) (USD)        721,750           731,250     0.0

                Electrical               1,124,000    Chudenko Corp.                  30,032,358        27,396,390     0.2
                Construction             1,386,000    Kinden Corporation              21,348,708        17,294,734     0.1
                                            34,000    Taihei Dengyo Kaisha, Ltd.         637,020           156,975     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      52,018,086        44,848,099     0.3

                Electrical Equipment       593,000    Murata Manufacturing
                                                      Co., Ltd.                       19,275,913        24,073,205     0.2

                Financial Services       4,989,000    Daiwa Securities Co., Ltd.      30,211,613        30,213,726     0.2
                                           211,000    Kokusai Securities Co., Ltd.     1,472,698         1,527,078     0.0
                                           879,000    Nomura Securities Co., Ltd.     11,893,928        10,237,085     0.1
                                         1,720,000  ++Wako Securities Co., Ltd.        4,377,152         4,507,113     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      47,955,391        46,485,002     0.3

                Industrial                  28,000    Miura Kogyo Co., Ltd.              466,635           302,803     0.0
                                            14,500    Nitto Kohki Co., Ltd.              488,740           254,513     0.0
                                                                                 ---------------   ---------------   ------
                                                                                         955,375           557,316     0.0

                Insurance                  743,000    Chiyoda Fire & Marine
                                                      Insurance Co., Ltd.              2,796,009         2,701,032     0.0
                                         2,897,000    Dai-Tokyo Fire & Marine
                                                      Insurance Co., Ltd.             17,990,037        12,435,338     0.1
                                           125,000    Dowa Fire & Marine
                                                      Insurance Co., Ltd.                441,340           500,166     0.0
                                         3,743,000    Fuji Fire & Marine
                                                      Insurance Co., Ltd.             13,980,452        11,956,676     0.1
                                         4,865,000    Koa Fire & Marine
                                                      Insurance Co., Ltd.             24,748,402        25,294,277     0.2
                                           765,000    Mitsui Marine & Fire
                                                      Insurance Co., Ltd.              5,730,161         4,505,615     0.0
                                         3,508,000    Nichido Fire & Marine
                                                      Insurance Co., Ltd.             20,622,267        22,674,619     0.2
                                         4,816,000    Nippon Fire & Marine
                                                      Insurance Co., Ltd.             20,479,413        18,589,335     0.1
                                           999,000    Nisshin Fire & Marine
                                                      Insurance Co., Ltd.              2,688,731         2,808,934     0.0
                                         7,315,000    Sumitomo Marine & Fire
                                                      Insurance Co., Ltd.             46,067,731        48,803,178     0.3
                                         2,368,000    Tokio Marine & Fire
                                                      Insurance Co., Ltd.             25,707,953        23,638,632     0.2
                                         5,000,000    Yasuda Fire & Marine
                                                      Insurance Co., Ltd.             25,976,040        27,743,116     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     207,228,536       201,650,918     1.4

                Office Equipment         1,612,000    Canon, Inc.                     23,455,745        39,156,809     0.3

                Packaging &              1,103,000    Toyo Seikan Kaisha, Ltd.        25,118,395        17,341,902     0.1
                Containers

                Pharmaceuticals          1,061,000    Sankyo Pharmaceuticals
                                                      Co., Ltd.                       23,391,365        35,040,097     0.2
                                           384,000    Taisho Pharmaceuticals Co.       7,984,458         9,838,782     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      31,375,823        44,878,879     0.3

                Restaurants                600,000    Mos Food Services, Inc.         11,492,811         8,035,937     0.1
                                           548,000    Ohsho Food Service Corp.         9,428,814         5,971,883     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      20,921,625        14,007,820     0.1

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
Japan           Retail Stores              460,000    Ito Yokado Co., Ltd.       $    21,319,319   $    22,883,288     0.2%
(concluded)                                100,000    Sangetsu Co., Ltd.               3,160,832         1,622,161     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,480,151        24,505,449     0.2

                                                      Total Common Stocks
                                                      in Japan                       634,405,325       620,197,875     4.4

Mexico          Conglomerates              433,800    Grupo Carso, S.A. de
                                                      C.V. (ADR)++++ (USD)             3,832,850         5,422,500     0.0

                Finance                      6,054    Grupo Financiero Inbursa,
                                                      S.A. de C.V. (ADR)++++ (USD)       121,464           102,918     0.0

                Foods                      700,000    Grupo Industrial Maseca
                                                      (ADR)++++ (USD)                  7,969,925        10,193,750     0.1

                Telecommunications         433,800    Global Telecommunications
                                                      Solutions, Inc.
                                                      (ADR)++++ (USD)                  2,060,550         2,765,475     0.0

                                                      Total Common Stocks
                                                      in Mexico                       13,984,789        18,484,643     0.1

Netherlands     Banking                    360,279    ABN AMRO Holding N.V.            6,828,977         7,260,545     0.1

                Chemicals                  143,576    Akzo N.V.                       17,876,528        25,315,612     0.2
                                           288,070    European Vinyls Corp.
                                                      International N.V.              11,384,340         7,156,465     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      29,260,868        32,472,077     0.2

                Electronics                299,483    Philips Electronics N.V.        10,810,709        23,462,229     0.2
                Distribution

                Forest Products            869,088    Koninklijke KNP N.V             19,707,929        19,798,824     0.1

                Insurance                  958,493    Internationale Nederlanden
                                                      Groep N.V.                      15,908,091        40,262,437     0.3

                Miscellaneous--             10,000    Koninklijke Ten Cate               501,699           480,363     0.0
                Manufacturing

                Steel                      161,800  ++Ispat International N.V.
                                                      (NY Registered Shares) (USD)     4,382,262         4,127,977     0.0

                Telecommunications         750,916    Royal PTT Nederland N.V.        26,855,248        28,717,641     0.2

                Transportation             111,846    Koninklijke Pakhoed N.V.         4,339,539         3,666,326     0.0

                                                      Total Common Stocks in
                                                      the Netherlands                118,595,322       160,248,419     1.1

New Zealand     Natural Gas Suppliers    1,477,104    Natural Gas Corporation
                                                      Holdings Limited                 1,043,960         2,330,065     0.0

                                                      Total Common Stocks in
                                                      New Zealand                      1,043,960         2,330,065     0.0

Norway          Banking                  4,785,400    Christiania Bank Og
                                                      Kreditkasse                     10,697,335        19,122,478     0.1
                                         2,434,000    Den Norske Bank ASA              7,189,721        11,011,531     0.1

                                                      Total Common Stocks
                                                      in Norway                       17,887,056        30,134,009     0.2

Philippines     Multi-Industry           3,028,000    Ayala Corporation                1,117,717         1,121,481     0.0

                                                      Total Common Stocks in
                                                      the Philippines                  1,117,717         1,121,481     0.0

Portugal        Telecommunications          41,000  ++Telecel-Comunicacaoes
                                                      Pessoais, S.A.                   2,073,605         3,710,302     0.0

                                                      Total Common Stocks
                                                      in Portugal                      2,073,605         3,710,302     0.0

South Korea     Steel                      150,900    Pohang Iron & Steel Co.,
                                                      Ltd. (ADR)++++ (USD)             2,414,023         2,452,125     0.0

                Telecommunications         700,800  ++SK Telecom Co., Ltd.
                                                      (ADR)++++ (USD)                  3,662,367         3,854,400     0.0

                Utilities--Electric        495,300    Korea Electric Power
                                                      Corporation (ADR)++++ (USD)      3,801,972         4,055,269     0.1


                                                      Total Common Stocks in
                                                      South Korea                      9,878,362        10,361,794     0.1

Spain           Banking                     86,000    Corporacion Bancaria de
                                                      Espana S.A. (Argentaria)         3,351,129         4,784,028     0.0

                Energy & Petroleum         147,623    Repsol S.A.                      5,580,104         6,199,658     0.0
                                           212,500    Repsol S.A. (ADR)++++ (USD)      6,126,375         9,031,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      11,706,479        15,230,908     0.1

                Insurance                   33,389    Mapfre S.A.                      1,272,758         1,528,653     0.0

                Manufacturing              173,000  ++Grupo Fosforera Espanola S.A.    1,501,871           267,986     0.0

                Utilities--Electric      1,235,325    Endesa S.A.                     20,999,424        23,303,205     0.2
                                           141,800    Iberdrola I S.A.                   793,768         1,698,671     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      21,793,192        25,001,876     0.2

                                                      Total Common Stocks
                                                      in Spain                        39,625,429        46,813,451     0.3

Sweden          Appliances                 222,953    Electrolux AB 'B' Free           9,775,237        18,475,862     0.1

                Automotive & Equipment      43,916    Scania AB (Warrants) (a)            60,444            43,436     0.0

                Industrial                 119,420    SKF AB 'A'                       2,217,257         2,665,589     0.0

                Insurance                  329,563    Skandia Forsakring AB Free       9,003,098        15,417,224     0.1

                Metals/Steel               887,529    Avesta Sheffield AB              8,590,616         6,643,092     0.1

                Multi-Industry             192,784    Svedala Industri AB Free         2,531,671         3,787,809     0.0

                Paper & Forest             297,445    Mo och Domsjo AB (Class B)       7,181,896         8,070,537     0.1
                Products                   642,035    Stora Kopparbergs
                                                      Bergslags AB                     7,084,794         8,881,754     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      14,266,690        16,952,291     0.2

                                                      Total Common Stocks
                                                      in Sweden                       46,445,013        63,985,303     0.5

Switzerland     Electronic Components       69,850    Societe Suisse pour la
                                                      Microelectronique
                                                      et l'Horlogerie AG
                                                      (Registered)                     9,809,595         9,184,862     0.1

                Financial Services          34,954    CS Holdings AG (Registered)      3,513,437         4,940,650     0.0

                Machinery                   12,180    Saurer AG (Registered)           5,954,865         8,082,178     0.1

                Multi-Industry             301,993    Oerlikon-Buehrle Holding Ltd.   32,057,825        38,736,472     0.3

                Pharmaceuticals             29,068    Novartis AG (Registered)        39,100,010        45,679,774     0.3

                Photographic Services        9,869    Fotolabo S.A.                    4,104,691         2,404,486     0.0

                                                      Total Common Stocks
                                                      in Switzerland                  94,540,423       109,028,422     0.8

Thailand        Holding Company          1,373,300    BEC World Public Co.,
                                                      Ltd. (Foreign)                   8,876,272         6,916,866     0.1

                                                      Total Common Stocks
                                                      in Thailand                      8,876,272         6,916,866     0.1

United          Banking                    899,577    HSBC Holdings PLC (GBP)         27,212,308        22,410,586     0.2
Kingdom                                    884,956    National Westminster
                                                      Bank PLC                         9,683,612        12,723,041     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      36,895,920        35,133,627     0.3

                Beverages                1,451,980    Cadbury Schweppes PLC           11,384,259        14,615,050     0.1

                Chemicals                  759,778    Imperial Chemical
                                                      Industries PLC                  11,810,389        11,216,511     0.1
                                         1,470,000    Inspec Group PLC                 4,431,923         5,906,242     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      16,242,312        17,122,753     0.1

                Computers                  436,453    Misys PLC                        5,613,530        11,001,208     0.1

                Conglomerates                6,250    Hanson PLC (ADR)++++ (USD)         353,583           159,375     0.0

                Energy & Related           724,323    Energy Group PLC                 7,684,595         7,381,880     0.0
                                             6,250    Energy Group PLC
                                                      (ADR)++++ (USD)                    226,417           252,344     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,911,012         7,634,224     0.0

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United          Environmental            1,194,500  ++Waste Management
Kingdom                                               International PLC
(concluded)                                           (ADR)++++ (USD)            $    11,101,063   $     8,212,188     0.1%

                Food & Beverage          1,498,814    Allied Domecq PLC               10,394,260        12,232,606     0.1
                                           650,505    Bass PLC                         8,302,679         9,035,858     0.1
                                           631,110    Matthew Clark PLC                6,157,510         2,593,938     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,854,449        23,862,402     0.2

                Glass                    3,451,777    Pilkington PLC                   6,954,694         8,743,959     0.1

                Holding Company          7,602,145    BTR PLC                         28,078,103        25,666,134     0.2

                Manufacturing--          4,731,768    LucasVarity PLC                 15,226,664        16,233,239     0.1
                Automotive Supplies

                Merchandising            1,023,673    W.H. Smith Group PLC
                                                      (Class A)                        6,255,529         6,491,446     0.0

                Metals & Mining            858,223    Rio Tinto PLC                   12,434,329        11,057,318     0.1

                Retail Stores              691,675    Signet Group PLC
                                                      (ADR)++++ (USD)                  2,194,907        10,029,288     0.1

                Retail/Food              8,235,525    Asda Group PLC                  15,096,762        21,414,671     0.1
                                         2,209,750    Sainsbury (J.) PLC              13,705,005        18,442,706     0.1
                                         2,761,101    Tesco PLC                       14,814,819        22,106,330     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      43,616,586        61,963,707     0.4

                Steel                    1,500,000    British Steel PLC                4,081,599         3,975,912     0.0

                Telecommunications       2,245,417    British Telecommunications
                                                      PLC (Ordinary)                  14,760,954        17,064,091     0.1
                                         1,598,955    Cable & Wireless PLC            10,985,936        12,768,257     0.1
                                           917,333  ++Ionica PLC                       4,556,654         4,770,645     0.0
                                         2,290,000  ++Ionica PLC (r)                  10,286,966        11,832,448     0.1
                                         1,565,667    Ionica PLC (Warrants) (a)(r)            --         1,472,654     0.0
                                         4,702,580    Unilever PLC                    22,970,885        35,027,374     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      63,561,395        82,935,469     0.6

                Tobacco                  2,787,884    B.A.T. Industries PLC           23,744,589        24,390,316     0.2
                                           411,705    Gallaher Group PLC               1,712,347         1,978,788     0.0
                                            12,500    Imperial Tobacco Group
                                                      PLC (ADR)++++ (USD)                238,391           149,219     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      25,695,327        26,518,323     0.2

                Utilities--Water         1,548,165    Southwest Water PLC             11,855,933        22,154,130     0.1

                                                      Total Common Stocks in
                                                      the United Kingdom             334,311,194       393,509,752     2.8

United States   Apparel                    700,000  ++Fruit of the Loom, Inc.
                                                      (Class A)                       18,572,062        18,243,750     0.2
                                           100,000    Liz Claiborne, Inc.              2,016,276         5,068,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      20,588,338        23,312,500     0.2

                Automobiles                165,308    Ford Motor Company               4,906,268         7,221,893     0.0
                                           150,000    General Motors Corp.             5,691,925         9,628,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      10,598,193        16,850,018     0.1

                Automotive                 400,000  ++Collins & Aikman Group Inc.      2,792,538         3,875,000     0.0

                Banking                    400,000    BB&T Corporation                 7,717,728        21,775,000     0.2
                                           129,500    Banknorth Group, Inc.            1,865,422         7,737,625     0.1


                                           407,100    CoreStates Financial Corp.      14,288,085        29,616,525     0.2
                                           350,000    First Chicago NBD
                                                      Corporation                     10,902,245        25,462,500     0.2
                                           900,000    First Commerce Corp.            22,726,556        57,825,000     0.4
                                           950,000  ++Golden State Bancorp Inc.       13,232,157        31,587,500     0.2
                                           770,194    Golden State Bancorp Inc.
                                                      (Warrants) (a)                          --        16,847,994     0.1
                                           900,000    KeyCorp                         26,457,055        55,068,750     0.4
                                         1,125,800    Mellon Bank Corp.               21,852,555        58,049,063     0.4
                                           397,125    Oriental Financial Group         6,989,400        10,548,633     0.0
                                           760,000    Republic New York Corp.         33,998,213        80,417,500     0.6
                                                                                 ---------------   ---------------   ------
                                                                                     160,029,416        94,936,090     2.8

                Broadcasting/Cable          49,450    People's Choice TV Corp.
                                                      (Warrants) (a)                     226,458               495     0.0

                Building Products           81,700  ++CBI Industries, Inc.             1,381,235         1,445,069     0.0
                                           567,892    Flowserve Corporation           14,089,137        16,894,787     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      15,470,372        18,339,856     0.1

                Business Data Systems    1,400,000  ++Information Resources,
                                                      Inc.+++                         16,553,312        22,750,000     0.2

                Chemicals                  300,000    The Geon Company                 5,955,557         6,506,250     0.1

                Computer Services          240,000    Electronic Data Systems Corp.    9,927,011         9,285,000     0.1

                Computer Software          225,000    Boole & Babbage, Inc.            1,329,492         6,468,750     0.0
                                         2,400,000  ++Borland International
                                                      Corp.+++                        33,535,053        22,500,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      34,864,545        28,968,750     0.2

                Computers &                614,300  ++FileNet Corporation              8,153,432        13,821,750     0.1
                Technology                 998,000  ++Komag, Inc.                     17,615,478        17,153,125     0.1
                                           500,000  ++Stratus Computer, Inc.           9,130,512        17,687,500     0.2
                                           200,000  ++Unisys Corp.                     1,970,986         2,662,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      36,870,408        51,324,875     0.4

                Construction &             300,000  ++K. Hovnanian Enterprises,
                Housing                               Inc. (Class A)                   2,795,933         2,231,250     0.0

                Construction               700,000    TJ International, Inc.          12,547,379        15,837,500     0.1
                Products

                Consumer--                  90,770  ++Ascent Entertainment
                Miscellaneous                         Group, Inc.                        631,090           896,354     0.0
                                           400,000  ++Department 56, Inc.              8,951,325        12,075,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       9,582,415        12,971,354     0.1

                Containers               1,008,000    Stone Container Corporation     12,596,036        12,159,000     0.1
                Electronics              1,600,000    Checkpoint Systems, Inc.        17,710,635        25,600,000     0.2
                                         1,050,000  ++MEMC Electronic
                                                      Materials, Inc.                 21,050,365        21,065,625     0.1
                                           750,300  ++Silicon Graphics, Inc.          12,303,605        11,020,031     0.1
                                         1,000,000  ++Silicon Valley Group, Inc.      18,066,194        28,500,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      69,130,799        86,185,656     0.6

                Energy & Petroleum         610,900    Arch Coal, Inc.                 16,543,746        16,341,575     0.1
                                            46,400    Mitchell Energy Development
                                                      Corp. (Class A)                    675,717         1,165,800     0.0
                                           174,350    Mitchell Energy Development
                                                      Corp. (Class B)                  2,755,451         4,358,750     0.0
                                            50,000    Murphy Oil Corp.                 1,688,446         2,896,875     0.0
                                         1,500,000    Occidental Petroleum Corp.      28,058,743        41,812,500     0.3
                                           235,828  ++Plains Resources, Inc.           1,381,815         4,716,560     0.1
                                         1,440,078    Santa Fe Energy Resources,
                                                      Inc.                             7,768,521        18,811,019     0.1
                                         1,034,500  ++TransTexas Gas Corp.            14,373,642        19,655,500     0.2
                                           500,000    USX-Marathon Group               8,761,976        17,875,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      82,008,057       127,633,579     0.9

                Financial Services         163,600  ++American Capital
                                                      Strategies, Ltd.                 2,454,000         2,863,000     0.0

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United States   Forest Products             14,300    Deltic Timber Corporation  $       392,321   $       403,081     0.0%
(continued)
                Gaming                   1,235,000  ++Scientific Games
                                                      Holdings Corp. (c)+++           27,568,304        26,629,688     0.2

                Health Care                600,000  ++Oxford Health Plans, Inc.       16,429,590        15,487,500     0.1
                Cost Containment

                Healthcare Services        360,000  ++Advocat, Inc.+++                 3,422,500         3,555,000     0.0
                                            90,000    Allegiance Corporation             760,858         2,497,500     0.0
                                           450,000    Baxter International, Inc.       9,088,023        20,812,500     0.1
                                         1,600,000  ++Beverly Enterprises, Inc.       18,056,405        23,900,000     0.2
                                           600,000    Columbia/HCA Healthcare
                                                      Corp.                           17,051,556        16,950,000     0.1
                                           700,000  ++Humana, Inc.                    13,206,455        14,700,000     0.1
                                         1,225,740    US Surgical Corp.               27,641,430        33,018,371     0.3
                                           185,600    United Healthcare
                                                      Corporation                      6,009,630         8,595,600     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      95,236,857       124,028,971     0.9

                Industrial                 100,000  ++American Standard, Inc.          2,986,000         3,575,000     0.0
                                            15,000    Bar Technologies Ltd.
                                                      (Warrants) (a)                     838,256           750,000     0.0
                                           179,802    Cooper Industries, Inc.          6,534,892         9,372,179     0.1
                                         2,830,246  ++Crown Packaging Holdings
                                                      Ltd. (q)                         1,433,657            28,302     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      11,792,805        13,725,481     0.1

                Insurance                  200,000    ACE, Ltd.                        7,051,748        18,587,500     0.1
                                           350,000    Aetna Inc.                      28,167,500        24,871,875     0.2
                                           510,000    American General Corp.          13,187,448        26,010,000     0.2
                                           114,000    The Hartford Financial
                                                      Services Group Inc.              4,188,594         9,234,000     0.0
                                           387,500    Horace Mann Educators, Inc.      9,196,189        21,796,875     0.2
                                           400,200    Lincoln National Corp.          14,468,475        27,513,750     0.2
                                           350,000    PartnerRe Holdings, Ltd.         6,790,237        14,350,000     0.1
                                         1,927,500  ++Risk Capital Holdings
                                                      Inc.+++                         33,900,906        41,923,125     0.3
                                                                                 ---------------   ---------------   ------
                                                                                     116,951,097       184,287,125     1.3

                Manufacturing              200,000    ITT Industries Inc.              4,175,065         6,312,500     0.0

                Metals & Mining            305,000    Aluminum Co. of America         13,814,815        22,265,000     0.2
                                         1,100,000    Battle Mountain Gold Company     7,231,967         6,737,500     0.1
                                           624,500    Commonwealth Industries Inc.    11,725,173        10,772,625     0.1
                                         1,350,000    Lukens Inc.+++                  25,689,657        24,300,000     0.2
                                           600,000  ++National Steel Corp.             5,445,549         9,900,000     0.1
                                           600,000    Newmont Mining Corporation      23,399,952        21,000,000     0.1
                                           400,000    Nucor Corporation               18,363,133        20,900,000     0.1
                                           132,800    Reynolds Metals Co.              5,801,771         8,092,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     111,472,017       123,967,625     0.9

                Multi-Industry              90,000    Loews Corp.                      3,984,675        10,051,875     0.1

                Multimedia &               512,800  ++U S West Media Group             7,933,766        12,948,200     0.1
                Telecommunications          20,000    Unifi Communications Inc.
                                                      (Warrants) (a)(q)                1,166,800           400,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       9,100,566        13,348,200     0.1

                Natural Resources          349,765  ++Alumax, Inc.                     7,240,312        11,367,362     0.1


                                           210,519    Freeport-McMoRan Copper
                                                      & Gold Inc. (Class B)            3,665,657         5,026,141     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      10,905,969        16,393,503     0.1

                Oil Services               200,000    Diamond Offshore
                                                      Drilling Inc.                    5,150,000        12,450,000     0.1
                                         2,500,000  ++Noble Drilling Corp.            16,505,558        88,906,250     0.6
                                           150,000    Tidewater Inc.                   5,807,066         9,853,125     0.1
                                           150,000  ++Western Atlas, Inc.              9,013,408        12,928,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      36,476,032       124,137,500     0.9

                Paper                      160,200    Boise Cascade Corporation        4,225,000         5,546,925     0.0
                                           265,316    Fort James Corporation           4,971,450        10,529,729     0.1
                                           240,000    Louisiana-Pacific Corp.          5,273,733         5,040,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      14,470,183        21,116,654     0.1

                Petroleum                  707,031    Monterey Resources, Inc.         6,627,069        14,096,431     0.1

                Pharmaceuticals/           250,000  ++Alteon, Inc.                     1,968,199         1,578,125     0.0
                Biotechnology

                Photography                160,000    Eastman Kodak Company            8,746,145         9,580,000     0.1

                Pollution Control        1,246,900  ++Waste Management Inc.           31,997,538        29,146,287     0.2

                Publishing                 250,000    Gannett Co., Inc.                5,935,736        13,140,625     0.1
                                           201,500    New York Times Co. (Class A)     4,801,503        11,032,125     0.1
                                           350,000    Reader's Digest Association,
                                                      Inc. (Class A)                   8,229,300         7,962,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      18,966,539        32,135,250     0.2

                Real Estate              2,574,465  ++Catellus Development Corp.      22,351,219        44,248,617     0.3

                Real Estate                730,000    Ambassador Apartments Inc.      11,272,615        15,649,375     0.1
                Investment                 446,800    Imperial Credit Commercial
                Trusts                                Mortgage Investment Corp.        6,702,000         7,316,350     0.1
                                           661,300    Mid-America Realty
                                                      Investments+++                   6,444,676         6,902,319     0.1
                                         1,839,825    Prime Retail, Inc.+++           21,062,587        27,482,386     0.2
                                           400,000    Taubman Centers, Inc.            3,641,641         5,000,000     0.0
                                            50,000    Walden Residential
                                                      Properties, Inc.                 1,418,750         1,400,000     0.0
                                           920,000    Walden Residential
                                                      Properties, Inc.
                                                      (Warrants) (a)                   1,125,068         1,150,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      51,667,337        64,900,430     0.5


                Restaurants              1,500,000  ++Brinker International, Inc.     16,515,025        21,000,000     0.1
                                           500,000  ++Buffets, Inc.                    5,071,633         5,187,500     0.0
                                         2,100,000    Darden Restaurants Inc.         15,622,713        23,887,500     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      37,209,371        50,075,000     0.3

                Retail                     206,500  ++Coinstar Inc. (q)                  311,636         2,039,187     0.0
                                         1,295,000  ++Ugly Duckling Corporation       18,183,750        15,378,125     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      18,495,386        17,417,312     0.1

                Retail Stores              608,500    Baker (J.), Inc.                10,187,765         4,335,562     0.0
                                           416,900  ++Buttrey Food & Drug
                                                      Stores Co.                       3,241,636         4,585,900     0.0
                                         1,110,000  ++Filene's Basement Corp.+++      10,092,619         8,116,875     0.1
                                           700,000    The Limited, Inc.               12,951,591        16,493,750     0.1
                                           361,800  ++Payless Cashways, Inc.           3,975,907            65,124     0.0
                                           400,000    Sotheby's Holdings, Inc.
                                                      (Class A)                        4,879,559         7,500,000     0.1
                                           700,000  ++Toys 'R' Us, Inc.               16,081,734        23,843,750     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      61,410,811        64,940,961     0.5

                Savings Banks              274,796    Downey Savings & Loan
                                                      Association                      2,516,927         7,213,395     0.0
                                           477,405    Sovereign Bancorp, Inc.          1,552,137         8,473,939     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       4,069,064        15,687,334     0.1

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held            Common Stocks               Cost        (Note 1a)     Net Assets
United States   Telecommunications         642,800  ++360 Communications
(concluded)                                           Company                    $     9,933,360   $    13,579,150     0.1%
                                           200,000    AT&T Corp.                       6,268,550         9,787,500     0.1
                                           300,000  ++AirTouch Communications,
                                                      Inc.                             6,812,219        11,587,500     0.1
                                            27,750    American Telecasting Inc.
                                                      (Warrants) (a)                          --               277     0.0
                                            32,037  ++CS Wireless Systems, Inc.          123,681               320     0.0
                                         1,375,800  ++CellNet Data Systems, Inc.      12,252,498        13,328,062     0.1
                                           185,700    Comsat Corp.                     3,677,677         4,247,887     0.0
                                           800,000  ++DSC Communications Corp.        12,249,518        19,500,000     0.1
                                           500,000    Frontier Corporation             8,023,581        10,812,500     0.1
                                         1,104,500    GTE Corp.                       45,189,166        46,872,219     0.3
                                         1,287,800  ++General Communication, Inc.
                                                      (Class A)+++                     9,336,550         9,658,500     0.1
                                         1,094,100  ++Geotek Communications, Inc.      5,883,636         3,897,731     0.0
                                         3,000,000    Geotek Communications, Inc.
                                                      (Warrants) (a)(q)               14,200,634         1,500,000     0.0
                                         1,600,000  ++Glenayre Technologies, Inc.     21,915,406        20,600,000     0.1
                                            75,140  ++Nextel Communications Inc.       1,212,489         1,972,425     0.0
                                         1,611,800  ++PLD Telekom Inc.                10,028,238        12,491,450     0.1
                                           810,000  ++QUALCOMM, Inc.                  41,047,522        45,663,750     0.3
                                           225,000  ++Telegroup Inc.                   2,250,000         2,418,750     0.0
                                            47,000    United USN Inc. (Warrants)
                                                      (a)(q)                           5,840,131         5,734,000     0.1
                                         1,255,000  ++Western Wireless Corporation    15,610,218        22,276,250     0.2
                                            18,315    Wireless One, Inc.
                                                      (Warrants) (a)                      18,315             4,579     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     231,873,389       255,932,850     1.8

                Textiles                 2,825,200  ++Burlington Industries,
                                                      Inc.+++                         37,451,653        42,201,425     0.3

                Transportation             900,000    J.B. Hunt Transport
                                                      Services, Inc.                  12,600,052        13,837,500     0.1

                Utilities                4,004,680    Citizens Utilities Company
                                                      (Class B)                       35,740,884        39,796,507     0.3
                                         1,404,400    Potomac Electric Power
                                                      Company                         31,388,446        31,511,225     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,129,330        71,307,732     0.5

                Utilities--              1,250,000    Allegheny Power System, Inc.    27,315,551        35,312,500     0.3
                Electric                   115,650    Atmos Energy Corp.               1,445,257         2,920,162     0.0
                & Gas                       47,570    BayCorp Holdings, Ltd.           2,549,753           356,775     0.0
                                           125,000    CMS Energy Corp.                 2,290,025         4,562,500     0.0
                                         1,101,000    Centerior Energy Corp.          12,953,094        14,313,000     0.1
                                           603,100    Central and South West
                                                      Corporation                     11,630,764        13,004,344     0.1
                                           100,000    Consolidated Edison
                                                      Company, Inc.                    2,923,495         3,425,000     0.0
                                         4,512,285  ++El Paso Electric Company+++     23,689,496        28,483,799     0.2
                                         1,780,000    Entergy Corp.                   47,516,856        43,498,750     0.3
                                           475,000    FPL Group, Inc.                 14,363,265        24,551,562     0.2
                                         2,177,900    Houston Industries, Inc.        43,848,083        47,369,325     0.3
                                         1,500,000  ++Niagara Mohawk Power Corp.      23,789,306        14,531,250     0.1
                                         1,144,600    Texas Utilities Co.             36,647,663        41,062,525     0.3
                                         1,148,800    Unicom Corporation              27,549,620        32,166,400     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     278,512,228       305,557,892     2.1

                                                      Total Common Stocks in
                                                      the United States            1,855,021,578     2,548,563,022    18.0


                                                      Total Investments in
                                                      Common Stocks                4,249,011,453     5,234,934,167    37.0

                                                        Equity Closed-End Funds

Austria         Financial Services         320,000    Austria Fund (USD)               2,642,432         3,040,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Austria                 2,642,432         3,040,000     0.0

Indonesia       Financial Services          25,600    Jakarta Growth Fund (USD)          158,080           144,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Indonesia                 158,080           144,000     0.0

Ireland         Financial Services         150,000    Irish Investment Fund,
                                                      Inc. (USD)                       1,086,041         2,362,500     0.0

                                                      Total Equity Closed-End
                                                      Funds in Ireland                 1,086,041         2,362,500     0.0

Italy           Financial Services         150,000    Italy Fund (USD)                 1,198,520         1,425,000     0.0

                                                      Total Equity Closed-End
                                                      Funds in Italy                   1,198,520         1,425,000     0.0

South Korea     Financial Services         125,000  ++The Fidelity Advisor
                                                      Korea Fund (USD)                 1,088,750           601,562     0.0
                                           200,000  ++Korea Equity Fund (USD)          1,369,598           737,500     0.0
                                         1,400,528  ++Korea Fund, Inc. (USD)          19,847,163        11,466,823     0.1
                                           200,000  ++Korean Invesment Fund,
                                                      Inc. (USD)                       1,561,000           887,500     0.0

                                                      Total Equity Closed-End
                                                      Funds in South Korea            23,866,511        13,693,385     0.1

Spain           Financial Services         300,100    Growth Fund of Spain,
                                                      Inc. (USD)                       2,630,827         4,651,550     0.1

                                                      Total Equity Closed-End
                                                      Funds in Spain                   2,630,827         4,651,550     0.1


                                                      Total Investments in
                                                      Equity Closed-End Funds         31,582,411        25,316,435     0.2


                                                          Preferred Stocks

Australia       Publishing                 600,000    The News Corporation Ltd.
                                                      (ADR)++++ (USD)                 10,451,056        10,650,000     0.1

                                                      Total Preferred Stocks
                                                      in Australia                    10,451,056        10,650,000     0.1

Austria         Banking                    203,400  ++Bank Austria Finance Inc.        6,298,337         9,305,004     0.1

                                                      Total Preferred Stocks
                                                      in Austria                       6,298,337         9,305,004     0.1

Germany         Chemicals                  494,411    Henkel KGaA                     20,929,927        25,725,123     0.2

                Multi-Industry             450,000    RWE AG                           8,725,424        16,272,310     0.1

                                                      Total Preferred Stocks
                                                      in Germany                      29,655,351        41,997,433     0.3

New Zealand     Financial Services       3,085,700    Brierly Investments,
                                                      Ltd. (9% Convertible)            1,988,414         2,116,327     0.0

                                                      Total Preferred Stocks
                                                      in New Zealand                   1,988,414         2,116,327     0.0

Norway          Financial Services         175,000    A/S Eksportfinans (8.70%
                                                      Convertible) (USD)               4,377,500         4,725,000     0.0

                                                      Total Preferred Stocks
                                                      in Norway                        4,377,500         4,725,000     0.0

Portugal        Banking                    966,528    BCP International Bank
                                                      (8% Convertible) (USD)          58,597,712        70,435,728     0.5

                                                      Total Preferred Stocks
                                                      in Portugal                     58,597,712        70,435,728     0.5

Spain           Banking                    225,000    Santander Overseas Bank
                                                      (8% Convertible, Series D)
                                                      (USD)                            5,463,250         5,864,062     0.0

                                                      Total Preferred Stocks
                                                      in Spain                         5,463,250         5,864,062     0.0

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                                           Shares                                                     Value       Percent of
COUNTRY         Industries                  Held           Preferred Stocks             Cost        (Note 1a)     Net Assets
United States   Banking                    870,000    California Federal Bank
                                                      (9.125%, Series A)         $    21,735,500   $    23,109,375     0.2%
                                            55,000    California Federal Bank
                                                      (10.625%, Series B)              5,500,000         5,940,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      27,235,500        29,049,375     0.2

                Cable Television         1,000,000  ++Diva Systems Corp.
                                                      (Convertible, Series C) (r)      8,410,000        11,000,000     0.1
                                         1,000,000  ++Diva Systems Corp.
                                                      (Convertible, Series D) (q)     11,440,000        11,000,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      19,850,000        22,000,000     0.2

                Financial Services         619,900    Golden State Bancorp Inc.
                                                      (8.75% Convertible,
                                                      Series E)                       15,070,337        51,451,700     0.4

                Natural Resources          150,000    Cyprus Amax Minerals Co.
                                                      (Convertible, Series A)          9,188,313         7,075,500     0.0
                                           348,700    Freeport-McMoRan Copper &
                                                      Gold, Inc. (Convertible)         7,918,834         8,804,675     0.1
                                           219,000    Freeport-McMoRan Inc.
                                                      (Convertible--Gold)              7,703,330         6,159,375     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      24,810,477        22,039,550     0.1

                Real Estate                400,000    Crown American Realty
                Investment                            Trust (11%, Series A)           20,000,000        21,700,000     0.1
                Trusts                     139,200    First Union Real Estate
                                                      Investments (8.40%
                                                      Convertible, Series A)           3,480,000         7,308,000     0.1
                                           350,000    National Health Investors,
                                                      Inc. (8.50% Convertible)         8,750,000        12,075,000     0.1
                                           717,500    Prime Retail, Inc.
                                                      10.50%)+++                      16,366,161        19,193,125     0.1
                                         1,078,000    Walden Residential
                                                      Properties, Inc. (9.20%,
                                                      Series S)                       26,269,636        27,623,750     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      74,865,797        87,899,875     0.6

                Steel                    2,442,500    Rouge/Worthington
                                                      Industries, Inc.
                                                      (Convertible, Series DECS)      38,015,300        38,469,375     0.3

                Utilities                   77,600    Citizens Utilities Company
                                                      (5% Convertible)                 3,398,931         3,686,000     0.0

                                                      Total Preferred Stocks
                                                      in the United States           203,246,342       254,595,875     1.8


                                                      Total Investments in
                                                      Preferred Stocks               320,077,962       399,689,429     2.8


                            Currency       Face
                          Denomination    Amount          Fixed-Income Securities

Argentina       Banking                               Banco Rio de la Plata S.A.:
                             USD        45,000,000       8.75% due 12/15/2003         36,900,950        44,550,000     0.3
                             USD        30,000,000       (Class 3), 8.50% due
                                                         7/15/1998                    30,225,000        29,400,000     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,125,950        73,950,000     0.5

                Government   USD        38,000,000    City of Buenos Aires,
                Obligations                           11.25% due 4/11/2007 (q)        37,715,000        37,240,000     0.3
                                                      Republic of Argentina (p):
                             USD       191,500,000       9.75% due 9/19/2027         156,380,000       155,115,000     1.1
                             USD        98,400,000       Floating Rate Bonds,
                                                         Series L, 6.678% due
                                                         3/31/2005 (d)                72,934,800        84,132,000     0.6
                             USD        80,000,000       Floating Rate Discount
                                                         Notes, 6.875%
                                                         due 3/31/2023                54,779,110        63,296,000     0.5
                             USD        85,000,000       Global Bonds, 11.375%
                                                         due 1/30/2017                82,988,125        82,875,000     0.6
                             USD        30,000,000       Par 'L' Bonds, 5.50%
                                                         due 3/31/2023                18,700,565        20,400,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                     423,497,600       443,058,000     3.2


                                                      Total Fixed-Income
                                                      Securities in Argentina        490,623,550       517,008,000     3.7

Australia       Mining       USD        11,500,000    Murrin Murrin Holdings
                                                      Property, 9.375%
                                                      due 8/31/2007 (q)               11,500,000        11,787,500     0.1

                                                      Total Fixed-Income
                                                      Securities in Australia         11,500,000        11,787,500     0.1

Brazil          Government   USD        35,000,000    Brazil Exit Bonds, 6% due
                Obligations                           9/15/2013 (p)                   19,912,221        25,550,000     0.2
                                                      Republic of Brazil:
                             USD         3,469,700       Floating Rate Bonds,
                                                         6.687% due 1/01/2001 (d)      2,367,996         3,190,389     0.0
                             USD        71,500,000       Global Bonds, 10.125%
                                                         due 5/15/2027 (p)            50,235,000        53,982,500     0.4
                             USD        10,000,000       Par `L' Bonds, 5% due
                                                         4/15/2024 (p)                 6,100,000         6,500,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      78,615,217        89,222,889     0.6

                Metals       USD        31,500,000    CSN Panama Iron S.A.,
                                                      9.125% due 6/01/2007            30,135,000        25,830,000     0.2

                Natural      USD         5,000,000    Companhia Vale Do Rio Doce,
                Resources                             10% due 4/02/2004 (q)            4,993,860         4,875,000     0.0

                Utilities    USD        28,500,000    Espirito Santo--Escelsa,
                                                      10% due 7/15/2007 (q)           28,464,375        25,650,000     0.2

                                                      Total Fixed-Income
                                                      Securities in Brazil           142,208,452       145,577,889     1.0

Canada          Cable/       CAD         7,545,000    Rogers Cablesystem Inc.,
                Telecom-                              9.65% due 1/15/2014              4,397,424         5,610,412     0.0
                munications  CAD         5,000,000    Rogers Communications Inc.,
                                                      Convertible Bonds,
                                                      7.50% due 9/01/1999              3,394,000         3,522,751     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,791,424         9,133,163     0.0

                Industrial-- USD        28,000,000    Ainsworth Lumber Company,
                Services                              12.50% due 7/15/2007 (q) (s)    27,226,640        28,280,000     0.2

                Natural      USD        10,500,000    Sifto Canada, Inc., 8.50%
                Resources                             due 7/15/2000                   10,352,688        10,605,000     0.1

                Paper &      CAD         2,000,000    MacMillan Bloedel Limited,
                Forest Products                       Convertible Bonds, 5% due
                                                      5/01/2007                        1,024,416         1,263,576     0.0

                Real Estate  CAD        16,501,370    First Place Tower, Inc.,
                                                      Convertible Bonds, 10.28%
                                                      due 12/15/2015 (e)              26,352,962        42,170,038     0.3

                                                      Total Fixed-Income
                                                      Securities in Canada            72,748,130        91,451,777     0.6

Cayman Islands  Financial    USD        37,000,000    APP Global Finance (V)
                Services                              Ltd., 2% due 7/25/2000 (q)      37,406,500        34,780,000     0.3
                             USD        17,250,000    Guangdong Investment
                                                      Finance Inc., 1% due
                                                      7/07/2002                       15,569,375        15,697,500     0.1

                                                      Total Fixed-Income
                                                      Securities in the
                                                      Cayman Islands                  52,975,875        50,477,500     0.4

China           Financial    USD        12,750,000    Shangai Investment Holding
                Services                              Co., 1% due 6/12/2002           11,681,250        12,144,375     0.1

                Industrial   USD         1,750,000    Huaneng Power International
                                                      PLC, 1.75% due 5/21/2004         1,607,500         1,662,500     0.0

                                                      Total Fixed-Income
                                                      Securities in China             13,288,750        13,806,875     0.1

France          Automobiles  FRF             5,500    Peugeot S.A., Convertible
                                                      Bonds, 2% due 1/01/2001            992,341         1,101,813     0.0

                Banking      ECU         2,000,000    Credit Local de France,
                                                      0% due 10/16/2001 (b)            1,994,211         1,857,265     0.0
                             FRF            58,000    Societe Generale de France
                                                      S.A., Convertible Bonds,
                                                      3.50% due 1/01/2000 (g)          7,499,838         8,269,905     0.1
                                                                                 ---------------   ---------------   ------
                                                                                       9,494,049        10,127,170     0.1

                Financial    USD           230,000    Societe Fonciere Lyonnaise
                Services                              S.A., Convertible Bonds,
                                                      4% due 10/31/2004               31,087,057        31,637,467     0.2

                Industrial   FRF            30,000    Alcatel Alsthom, Convertible
                                                      Bonds, 2.50% due 1/01/2004       3,926,887         4,964,441     0.0

                Insurance    FRF            35,500    Finaxa, Convertible Bonds,
                                                      3% due 1/01/2001                 9,060,172        10,622,290     0.1

                                                      Total Fixed-Income
                                                      Securities in France            54,560,506        58,453,181     0.4

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
Germany         Banking      DEM         2,310,000    Commerzbank AG, Floating
                                                      Rate Convertible
                                                      Bonds, 0% due
                                                      6/15/2001 (b)              $     1,556,456   $     3,679,670     0.0%
                             USD         5,000,000    Landes Kredit Bank, 7.875%
                                                      due 4/15/2004                    4,972,067         5,465,750     0.1
                             USD        13,750,000    Nordeutsche Landesbank
                                                      Girozentrale,
                                                      3% due 2/11/2003                12,600,000        12,581,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      19,128,523        21,726,670     0.2

                Building     USD        41,100,000    Tarkett AG, 9% due
                Materials                             3/01/2002                       39,413,750        41,511,000     0.3

                Financial    USD         5,875,000    Veba International
                Services                              Finance (with Warrants),
                                                      6% due 4/06/2000 (a)             2,965,841         5,833,875     0.0

                Government                            Bundesrepublik Deutscheland:
                Obligations  DEM        31,000,000       5.75% due 8/20/1998          22,444,131        18,278,123     0.1
                             DEM       215,500,000       7.375% due 1/03/2005        140,126,980       139,791,233     1.0
                                                                                 ---------------   ---------------   ------
                                                                                     162,571,111       158,069,356     1.1

                Government   DEM        55,000,000    Freie Hansestadt Hamburg,
                Obligations--                         6.08% due 11/29/2018            31,730,765        32,870,182     0.2
                Regional     DEM        64,000,000    Land Baden-Wuerttemberg,
                                                      6.20% due 11/22/2013            37,148,769        38,769,839     0.3
                             DEM       170,500,000    Land Hessen, 6% due
                                                      11/29/2013 (c)                  98,586,862       101,709,232     0.7
                             DEM       110,000,000    Mecklenberg-Vorpommern,
                                                      6.15% due 6/16/2023 (c)         61,012,437        65,036,916     0.5
                             DEM       134,950,000    Nordrhein-Westfalen, 6.125%
                                                      due 12/21/2018 (c)              77,420,913        80,886,838     0.6
                                                      Rheinland-Pfalz:
                             DEM        33,000,000       5.75% due 2/24/2014          18,324,663        19,607,000     0.1
                             DEM        64,000,000       6.08% due 11/29/2018         36,935,547        38,174,525     0.3
                             DEM        47,000,000    Sachsen-Anhalt, 6% due
                                                      1/10/2014                       26,915,615        27,733,853     0.2
                                                                                 ---------------   ---------------   ------
                                                                                     388,075,571       404,788,385     2.9

                Industrial   USD         1,000,000    Siemens Capital Corp.
                                                      (with Warrants),
                                                      8% due 6/24/2002 (a)             1,318,750         1,854,100     0.0

                                                      Total Fixed-Income
                                                      Securities in Germany          613,473,546       633,783,386     4.5

Hong Kong       Banking      USD        17,500,000    Bank of East Asia, Convertible
                                                      Bonds, 2% due 7/19/2003 (n)     20,833,400        17,806,250     0.1
                             USD        11,500,000    First Pacific Company Ltd.,
                                                      2% due 3/27/2002                10,759,600        10,810,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      31,593,000        28,616,250     0.2

                Real Estate  USD        24,980,000    Hysan Development
                                                      Company Limited,
                                                      Convertible Bonds, 6.75%
                                                      due 6/01/2000 (n)               29,762,300        24,730,200     0.2
                             USD        19,000,000    Sino Land Company Ltd.,
                                                      Convertible Bonds,
                                                      5% due 2/26/2001 (n)            18,316,875        16,435,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      48,079,175        41,165,200     0.3

                                                      Total Fixed-Income
                                                      Securities in Hong Kong         79,672,175        69,781,450     0.5

India           Chemicals    USD        22,500,000    Indian Petrochemicals Ltd.,
                                                      2.50% due 3/11/2002 (q)         23,009,062        22,050,000     0.2
                             USD        30,250,000    Indian Petrochemicals Ltd.,
                                                      2.50% due 3/11/2002
                                                      (Regulation S)                  30,516,342        29,645,000     0.2

                                                      Total Fixed-Income
                                                      Securities in India             53,525,404        51,695,000     0.4

Indonesia       Paper &      USD        19,500,000    APP International Finance,
                Forest                                11.75% due 10/01/2005           19,500,000        19,792,500     0.1
                Products


                                                      Total Fixed-Income Securities
                                                      in Indonesia                    19,500,000        19,792,500     0.1

Italy           Government   USD         5,000,000    Republic of Italy, 8.75%
                Obligations                           due 2/08/2001                    5,373,050         5,437,500     0.0
                             USD        32,985,000    Republic of Italy/INA,
                                                      Convertible Bonds,
                                                      5% due 6/28/2001                32,779,000        35,293,950     0.3

                                                      Total Fixed-Income
                                                      Securities in Italy             38,152,050        40,731,450     0.3

Japan           Banking      USD        13,250,000    Bank of Tokyo-Mitsubishi
                                                      Convertible Bonds,
                                                      3% due 11/30/2002               13,300,625        13,541,500     0.1

                Beverages    JPY     1,268,000,000    Kinki Coca-Cola Bottling
                                                      Co., Ltd., #1 Convertible
                                                      Bonds, 0.85% due 12/30/2003     11,282,608        10,495,466     0.1
                             JPY     1,408,000,000    Sanyo Coca-Cola Bottling
                                                      Inc., #1 Convertible Bonds,
                                                      0.90% due 6/30/2003             12,966,065        11,150,620     0.1
                             JPY       479,000,000    Shikoku Coca-Cola Bottling
                                                      Co., Ltd., #1 Convertible
                                                      Bonds, 2.40% due 3/29/2002       4,558,416         4,207,836     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      28,807,089        25,853,922     0.2

                Capital      JPY       500,000,000    Kawasaki Heavy Industries,
                Goods                                 Convertible Bonds,
                                                      0.50% due 9/30/1998              4,566,161         4,117,794     0.0

                Chemicals    USD         4,700,000    Shin-Etsu Chemical Co.,
                                                      Ltd., Convertible Bonds
                                                      (with Warrants), 3.375%
                                                      due 8/08/2000 (a)                3,274,060         4,361,130     0.1
                                                      Shin-Etsu Chemical Co.,
                                                      Ltd., Convertible Bonds:
                             JPY       148,000,000       #5, 1.30% due 3/31/1999       1,577,446         2,052,375     0.0
                             JPY       301,000,000       #6, 0.40% due 9/30/2005       2,987,802         3,851,077     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       7,839,308        10,264,582     0.1

                Electrical   JPY     1,204,000,000    Matsushita Electric
                Equipment                             Works, Ltd., #9 Convertible
                                                      Bonds, 1% due 11/30/2005        12,091,160        10,516,596     0.1

                Electronics  JPY       650,000,000    Matsushita Electric
                                                      Industrial Co., Ltd.,
                                                      #5 Convertible Bonds, 1.30%
                                                      due 3/29/2002                    6,133,347         6,921,221     0.0

                Financial    JPY     5,313,000,000    Fuji International
                Services                              Finance Trust, 0.25%
                                                      due 2/01/2002                   37,032,237        35,579,112     0.2
                             JPY     3,528,000,000    Sumitomo Bank International
                                                      Finance NV,
                                                      Convertible Bonds, 0.75%
                                                      due 5/31/2001                   30,168,480        29,240,050     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      67,200,717        64,819,162     0.4

                Government   JPY    17,395,000,000    Japanese Government Bond
                Obligations                           #112 (10-Year Issue),
                                                      5% due 9/21/1998               149,822,891       150,420,951     1.1

                Insurance    JPY       456,000,000    Mitsui Marine & Fire
                                                      Insurance Co., Ltd.,
                                                      #3 Convertible Bonds,
                                                      0.70% due 3/31/2003              3,786,983         3,728,874     0.0
                             JPY       117,000,000    Nichido Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      #5 Convertible Bonds,
                                                      1% due 3/31/2003                 1,109,381         1,002,496     0.0
                                                      Nisshin Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      Convertible Bonds:
                             JPY       800,000,000       #1, 0.65% due 3/31/2004       6,412,341         6,056,069     0.1
                             JPY     1,572,000,000       #2, 0.75% due 3/31/2006      12,292,248        11,481,707     0.1
                                                      Sumitomo Marine & Fire
                                                      Insurance Co., Ltd.,
                                                      Convertible Bonds:
                             JPY       300,000,000       #3, 1.10% due 3/29/2002       2,522,005         3,007,237     0.0
                             JPY     1,527,000,000       #4, 1.20% due 3/31/2004      13,104,977        14,862,241     0.1
                             JPY       588,000,000    Yasuda Fire & Marine
                                                      Insurance Co., Ltd.,
                                                      #3 Convertible Bonds,
                                                      0.60% due 3/30/2001              4,903,719         4,915,897     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      44,131,654        45,054,521     0.3

                Pharma-      JPY     4,000,000,000    Yamanouchi Pharmaceutical
                ceuticals                             Co., Ltd., Convertible
                                                      Bonds, 1.625% due
                                                      3/31/2000 (n)                   41,915,632        39,763,747     0.3

                                                      Total Fixed-Income
                                                      Securities in Japan            375,808,584       371,273,996     2.6

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
Malaysia        Telecommuni-                          Telekom Malaysia BHD,
                cations                               Convertible Bonds:
                             USD         3,000,000       4% due 10/03/2004 (q)   $     2,523,750   $     2,415,000     0.0%
                             USD        49,500,000       4% due 10/03/2004
                                                         (Regulation S)               43,761,775        39,847,500     0.3

                                                      Total Fixed-Income
                                                      Securities in Malaysia          46,285,525        42,262,500     0.3

Mexico          Government   USD        54,000,000    United Mexican States,
                Obligations                           11.50% due 5/15/2026 (p)        55,695,000        57,445,200     0.4

                Oil &                                 Petroleos Mexicanos:
                Related      USD        45,150,000       8.625% due 12/01/2023 (r)    25,007,000        36,684,375     0.2
                             USD         9,000,000       9.50% due 9/15/2027 (q)       8,989,470         8,100,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      33,996,470        44,784,375     0.3

                                                      Total Fixed-Income
                                                      Securities in Mexico            89,691,470       102,229,575     0.7

New Zealand     Government   NZD        44,000,000    New Zealand Index Linked
                Obligations                           Notes, 4.50% due 2/15/2016      27,358,590        26,981,339     0.2

                                                      Total Fixed-Income
                                                      Securities in New Zealand       27,358,590        26,981,339     0.2

Philippines     Financial    PHP        13,000,000    AC International Finance,
                Services                              0% due 12/08/2000 (b)            9,911,909         9,750,000     0.1

                                                      Total Fixed-Income
                                                      Securities in the Philippines    9,911,909         9,750,000     0.1

Russia          Telecommuni-                          PLD Telekom, Inc.,
                cations                               Convertible Bonds:
                             USD        74,500,000       0/14% due 6/01/2004
                                                         (b)(j)(q)                    64,663,486        71,520,000     0.5
                             USD        18,700,000       9% due 6/01/2006 (j)(q)      18,756,250        22,635,415     0.2

                                                      Total Fixed-Income
                                                      Securities in Russia            83,419,736        94,155,415     0.7

Singapore       Industrial                            Keppel Corporation Limited,
                                                      Convertible Bonds:
                             USD         2,500,000       1.50% due 5/02/2001           2,060,000         2,050,000     0.0
                             USD        50,000,000       2% due 8/12/2002 (q)         49,872,500        45,750,000     0.3
                             USD         2,250,000       2% due 8/12/2002
                                                         (Regulation S)                2,123,125         2,058,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      54,055,625        49,858,750     0.3

                Retail       USD        12,000,000    Dairy Farm International
                                                      Holdings Ltd. (Convertible
                                                      Preferred), 6.50% due
                                                      5/10/2049                        9,525,875         9,000,000     0.1

                                                      Total Fixed-Income
                                                      Securities in Singapore         63,581,500        58,858,750     0.4

South Africa    Metals       ZAL        21,520,000    Samancor Ltd., Convertible
                                                      Bonds, 7% due 6/30/2004         20,753,175        20,659,200     0.1

                                                      Total Fixed-Income
                                                      Securities in South Africa      20,753,175        20,659,200     0.1

South Korea     Banking                               Koram Bank Ltd.:
                             USD         1,500,000       0.25% due 8/26/2007 (q)       1,447,500         1,380,000     0.0
                             USD         3,600,000       0.25% due 8/26/2007
                                                         (Regulation S)                3,393,875         3,312,000     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       4,841,375         4,692,000     0.0

                Electronics                           Samsung Electronics Co.,
                                                      Convertible Bonds (b):
                             USD         8,500,000       0% due 12/31/2007 (q)         8,211,250         7,097,500     0.1
                             USD        46,500,000       0% due 12/31/2007
                                                         (Regulation S)               43,484,532        38,130,000     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      51,695,782        45,227,500     0.4



                Energy                                Ssangyong Oil Refining,
                Related                               Convertible Bonds:
                             USD        10,685,000       3% due 12/31/2004             7,887,437         5,876,750     0.0
                             USD        16,535,000       3.75% due 12/31/2008         17,448,950        13,393,350     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      25,336,387        19,270,100     0.1

                Utilities--  USD        33,315,000    Korea Electric &
                Electric                              Power Company, 5% due
                                                      8/01/2001                       32,149,731        29,816,925     0.2

                                                      Total Fixed-Income
                                                      Securities in South Korea      114,023,275        99,006,525     0.7

Switzerland     Chemicals    USD        24,945,000    Ciba-Geigy Corp.,
                                                      Convertible Bonds, 6.25%
                                                      due 3/15/2016                   25,632,050        25,443,900     0.2

                Trading      CHF         3,750,000    Daewoo Corporation,
                                                      Convertible Bonds,
                                                      0.125% due 12/31/2001            2,483,186         2,499,104     0.0

                                                      Total Fixed-Income
                                                      Securities in Switzerland       28,115,236        27,943,004     0.2

Taiwan          Industrial   USD        13,800,000    GVC Corporation, 0% due
                                                      5/21/2002 (b) (q)               13,794,000        14,352,000     0.1

                                                      Total Fixed-Income
                                                      Securities in Taiwan            13,794,000        14,352,000     0.1

United          Cable/       USD        14,000,000    Comcast UK Cable Partners
Kingdom         Telecom-                              Ltd., 0/11.20% due 11/15/2007
                munications                           (b)                              9,414,951        10,535,000     0.1
                                                      Diamond Cable Communications
                                                      PLC (b):
                             USD         7,600,000       0/11.75% due 12/15/2005       5,601,452         5,662,000     0.0
                             USD         2,250,000       0/10.75% due
                                                         2/15/2007 (q)                 1,345,995         1,451,250     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      16,362,398        17,648,250     0.1

                Financial    GBP        11,600,000    Liberty International
                Services                              Holdings PLC, Convertible
                                                      Bonds, 5.50% due 4/30/2009      14,179,895        19,265,558     0.1

                Food &       GBP        13,500,000    Allied-Lyons PLC,
                Beverage                              Convertible Bonds, 6.75%
                                                      due 7/07/2008                   21,002,665        22,760,838     0.2

                Government                            United Kingdom Treasury
                Obligations                           Gilt:
                             GBP        60,000,000       10% due 9/08/2003           115,077,375       116,635,140     0.8
                             GBP        20,000,000       9.50% due 10/25/2004         37,627,645        38,878,380     0.3
                                                                                 ---------------   ---------------   ------
                                                                                     152,705,020       155,513,520     1.1

                Industrial   USD         4,655,000    HIH Capital Ltd., Convertible
                                                      Bonds (Bearer),
                                                      7.50% due 9/25/2006              3,031,037         3,770,550     0.0

                Multi-       GBP        10,375,000    English China Clays PLC,
                Industry                              Convertible Bonds,
                                                      6.50% due 9/30/2003             16,476,672        16,882,947     0.1

                Telecommuni- USD        39,000,000    Ionica PLC, 0/15% due
                cations                               5/01/2007 (b)(m)                20,333,014        21,060,000     0.2
                             USD        20,250,000    Millicom International
                                                      Cellular S.A., 0/13.50%
                                                      due 6/01/2006 (b)               12,619,316        15,187,500     0.1
                             USD        17,750,000    TeleWest Communications
                                                      PLC, 0/11% due 10/01/2007 (b)   12,829,621        13,046,250     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      45,781,951        49,293,750     0.4

                Textiles     GBP         2,500,000    Coats Viyella PLC,
                                                      Convertible Bonds, Series B,
                                                      6.25% due 8/09/2003              3,535,704         3,868,965     0.0

                                                      Total Fixed-Income
                                                      Securities in the
                                                      United Kingdom                 273,075,342       289,004,378     2.0

United          Agricultural USD        14,000,000    Sun World International,
States                                                Inc., 11.25% due
                                                      4/15/2004 (q)                   14,000,000        14,770,000     0.1

                Banking      USD        14,250,000    Ocwen Federal Bank, 12%
                                                      due 6/15/2005                   14,250,000        15,817,500     0.1

                Biotech-     USD         7,200,000    Cetus Corporation (Euro),
                nology                                Convertible Bonds,
                                                      5.25% due 5/21/2002              5,220,250         6,984,000     0.1

                Cable                                 Adelphia Communications
                                                      Corporation (q):
                             USD         5,000,000       9.25% due 10/01/2002          5,000,000         4,987,500     0.0
                             USD         1,500,000       10.50% due 7/15/2004          1,500,000         1,563,750     0.0
                                                                                 ---------------   ---------------   ------
                                                                                       6,500,000         6,551,250     0.0

                Financial    USD         9,000,000    Emergent Group Inc.,
                Services                              10.75% due 9/15/2004 (q)         8,934,375         8,820,000     0.1

                Financial    USD        10,000,000    Ford Capital BV, 9.375%
                Services--                            due 1/01/1998                   10,037,900        10,054,000     0.1
                Captive

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
United          Food &       USD        15,000,000    Tom's Food Inc., 10.50%
States          Beverage                              due 11/01/2004 (q)         $    15,000,000   $    15,150,000     0.1%
(continued)
                Healthcare   USD        17,500,000    American Retirement
                                                      Corp., 5.75% due 10/01/2002     17,500,000        17,456,250     0.1
                             USD         1,000,000    Novacare, Inc.,
                                                      Convertible Bonds, 5.50%
                                                      due 1/15/2000                      857,500           947,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      18,357,500        18,403,750     0.1

                Home-       USD        32,500,000     Beazer Homes USA, Inc.,
                building &                            9% due 3/01/2004                30,597,000        32,500,000     0.2
                Construction

                Industrial   USD        21,750,000    Crown Packaging Enterprises,
                                                      0/14% due 8/01/2006 (b)          8,561,524         1,087,500     0.0
                             USD        68,500,000    International Semi-Tech
                                                      Microelectronics, Inc.,
                                                      0/11.50% due 8/15/2003 (b)      48,990,100        32,880,000     0.2
                             USD         4,500,000    Port Royal Holdings Inc.,
                                                      10.25% due 10/01/2007 (q)        4,500,000         4,522,500     0.1
                             USD         4,000,000    WMX Technologies, Inc., 2%
                                                      due 1/24/2005                    3,483,128         3,335,200     0.0
                                                                                 ---------------   ---------------   ------
                                                                                      65,534,752        41,825,200     0.3

                Oil &                                 PDV America, Inc.:
                Related      USD        35,000,000       7.25% due 8/01/1998          34,856,150        34,518,750     0.2
                             USD        10,000,000       7.75% due 8/01/2000          10,062,500        10,037,500     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      44,918,650        44,556,250     0.3

                Real Estate  USD        23,128,168    RTC Commercial Mortgage,
                                                      Class C, 8.25%
                                                      due 12/25/2020 (d)              22,773,900        23,128,169     0.2

                Real Estate  USD        25,500,000    Alexander Haagen Properties,
                Investment                            Inc., Exchangeable
                Trusts                                Debentures, 7.25% due
                                                      12/27/2003 (q)                  25,291,250        24,671,250     0.2
                             USD         4,500,000    Capstone Capital Corp.,
                                                      6.55% due 3/14/2002              4,108,502         4,218,750     0.0
                             USD         7,000,000    Centerpoint Properties Corp.,
                                                      Convertible Bonds,
                                                      8.22% due 1/15/2004              7,000,000        12,608,750     0.1
                             USD        30,000,000    First Union Real Estate,
                                                      8.875% due 10/01/2003           29,756,100        29,325,000     0.2
                             USD        25,000,000    First Washington Realty,
                                                      Exchangable Debentures,
                                                      8.25% due 6/27/1999 (r)         25,000,000        27,500,000     0.2
                                                      Health & Retirement Properties
                                                      Trust, Convertible Bonds:
                             USD        40,000,000       7.25% due 10/01/2001         40,000,000        41,100,000     0.3
                             USD        15,000,000       7.50% due 10/01/2003         15,000,000        15,525,000     0.1
                                                      LTC Properties, Inc.,
                                                      Convertible Bonds:
                             USD        10,000,000       8.25% due 1/01/1999          10,000,000        11,362,500     0.1
                             USD         9,000,000       8.50% due 1/01/2001           9,000,000        11,396,250     0.1
                             USD        12,500,000       8% due 7/01/2001             12,500,000        16,375,000     0.1
                             USD        25,000,000    Lepercq Corporate Income
                                                      Fund, Exchangeable
                                                      Secured Notes, 8% due
                                                      3/17/2004 (r)                   25,000,000        29,187,500     0.2
                                                      Malan Realty Investors,
                                                      Inc., Convertible Bonds:
                             USD        27,000,000       8.50% due 7/01/2003 (q)      27,000,000        27,810,000     0.2
                             USD         4,750,000       9.50% due 7/15/2004           3,859,375         4,797,500     0.0
                             USD         9,415,000    Meditrust, Convertible
                                                      Bonds, 8.54% due 7/01/2000       9,602,637        12,015,894     0.1
                             USD         5,000,000    Mid-Atlantic Realty Trust,
                                                      Convertible Bonds,
                                                      7.625% due 9/15/2003             4,875,000         6,000,000     0.0
                             USD        22,000,000    National Health Investors,
                                                      Convertible Bonds,
                                                      7.75% due 1/01/2001             22,000,000        26,372,500     0.2
                             USD        23,000,000    Nationwide Health Properties
                                                      Inc., Convertible Bonds,
                                                      6.25% due 1/01/1999             22,800,000        23,057,500     0.2


                             USD        34,000,000    Omega Healthcare Investors
                                                      Inc., Convertible Bonds,
                                                      8.50% due 2/01/2001             34,052,500        42,287,500     0.3
                             USD         5,500,000    Sizeler Property Investors,
                                                      Inc., Convertible Bonds,
                                                      8% due 7/15/2003                 5,505,000         5,417,500     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     332,350,364       371,028,394     2.6

                Resources    USD        12,000,000    Freeport-McMoRan Resources,
                                                      8.75% due 2/15/2004             11,116,875        12,480,000     0.1

                Retail--     USD        25,000,000    Coinstar Inc., 0/13% due
                Miscellaneous                         10/01/2006 (b)(k)(q)            19,388,383        19,750,000     0.1

                Savings Bank USD        21,400,000    First Federal Financial
                                                      Corporation, 11.75% due
                                                      10/01/2004                      21,401,250        23,754,000     0.2

                Steel        USD         8,000,000    Bar Technologies Ltd.,
                                                      3.50% due 4/01/2001              7,412,450         8,680,000     0.1
                Telecommuni- USD        15,500,000    Call Net Enterprises, Inc.,
                cations                               0/13.25% due 12/01/2004 (b)     11,925,333        13,988,750     0.1
                             USD       120,363,000    CellNet Data Systems, Inc.,
                                                      0/14% due 10/01/2007
                                                      (b)(h)(q)                       56,295,601        60,181,500     0.4
                                                      Geotek Communications, Inc.:
                             USD        99,000,000       0/15% due 7/15/2005 (b)      54,876,852        58,905,000     0.4
                             USD        22,650,000       Convertible Bonds, 12%
                                                         due 2/15/2001 (r)            22,463,875        18,912,750     0.1
                             USD        41,750,000    International Cabletel,
                                                      Series B, 0/11.50% due
                                                      2/01/2006 (b)                   29,313,581        30,686,250     0.2
                             USD        35,750,000    Nextel Communications,
                                                      Inc., 0/9.75% due
                                                      8/15/2004 (b)                   27,941,919        30,119,375     0.2
                             USD        13,000,000    Salem Communications
                                                      Corp., 9.50% due
                                                      10/01/2007 (q)                  13,183,750        13,000,000     0.1
                                                      Telegroup Inc. (q):
                             USD         5,000,000       0/10.50% due 11/01/2004 (b)   3,871,095         3,712,500     0.0
                             USD        22,000,000       8% due 4/15/2005             22,000,000        24,200,000     0.2
                             USD        20,000,000    Unifi Communications, Inc.,
                                                      14% due 3/01/2004 (g)(q)        18,901,570        18,600,000     0.1
                             USD        41,650,000    United International
                                                      Holdings, Inc., 0% due
                                                      11/15/1999 (b)(f)               30,592,576        34,153,000     0.3
                                                      United USN, Inc. (b)(q):
                             USD        47,000,000       0/14% due 9/15/2003 (i)      28,060,805        32,430,000     0.3
                             USD        35,000,000       Convertible Bonds, 0/9%
                                                         due 9/30/2004                29,571,849        28,525,000     0.2
                                                      Winstar Communications Inc.:
                             USD        25,500,000       0/14% due 10/15/2005 (b)     16,292,308        17,850,000     0.1
                             USD         9,750,000       14.50% due 10/15/2005 (q)    11,177,363        11,261,250     0.1
                             USD        10,000,000    Winstar Equipment, 12.50%
                                                      due 3/15/2004 (q)               10,000,000        10,400,000     0.1
                                                                                 ---------------   ---------------   ------
                                                                                     386,468,477       406,925,375     2.9

                Trans-       USD        10,625,000    Eletson Holdings Inc.,
                portation--                           9.25% due 11/15/2003            10,558,437        10,731,250     0.1
                Shipping     USD        19,250,000    Teekay Shipping Corporation,
                                                      8.32% due 2/01/2008             18,252,500        19,538,750     0.1
                                                                                 ---------------   ---------------   ------
                                                                                      28,810,937        30,270,000     0.2

                Trucking     USD        21,000,000    Ameritruck Distribution,
                                                      12.25% due 11/15/2005           20,718,075        21,945,000     0.2

                US                                    Federal National Mortgage
                Government &                          Association (d):
                Agency       USD         6,913,881       8% due 10/01/2024             6,601,676         7,181,794     0.0
                Obligations  USD        13,782,986       8% due 12/01/2024            13,539,630        14,286,892     0.1
                                                      US Treasury Inflation
                                                      Indexed Notes:
                             USD       120,000,000       3.625% due 7/15/2002        119,354,400       120,702,293     0.9
                             USD       125,000,000       3.375% due 1/15/2007        123,217,917       125,232,138     0.9
                                                      US Treasury Notes & Bonds:
                             USD       341,100,000       6% due 5/31/1998(c)         339,137,636       342,031,203     2.4
                             USD       150,000,000       6.125% due 8/31/1998(c)     149,890,625       150,679,687     1.1
                             USD       200,000,000       5.75% due 12/31/1998        198,992,025       200,328,000     1.4
                             USD       750,000,000       5.875% due 2/28/1999        747,746,094       752,220,000     5.3
                             USD       300,000,000       5.875% due 2/15/2000 (c)    294,964,844       301,277,343     2.1
                             USD       100,000,000       6% due 8/15/2000            100,078,125       100,797,000     0.7
                             USD        55,000,000       7.875% due 8/15/2001         53,943,600        58,892,900     0.4
                                                                                 ---------------   ---------------   ------
                                                                                   2,147,466,572     2,173,629,250    15.3

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
                               Currency     Face                                                      Value       Percent of
COUNTRY         Industries  Denominations  Amount      Fixed-Income Securities          Cost        (Note 1a)     Net Assets
United          Video        USD        94,025,000    CAI Wireless Systems,
States          Services/                             Inc., 12.25% due
(concluded)     Telecommuni-                          9/15/2002                  $    63,879,250   $    26,797,125     0.2%
                cations      USD       122,500,000    CS Wireless Systems,
                                                      Inc., 0/11.375% due
                                                      3/01/2006 (b)(l)                61,250,805        33,075,000     0.2
                             USD        17,000,000    Heartland Wireless
                                                      Communications Inc.,
                                                      14% due 10/15/2004              12,885,000         7,990,000     0.1
                             USD        53,430,000    People's Choice T.V.
                                                      Corp., 0/13.125% due
                                                      6/01/2004 (b)(o)                25,921,874        19,501,950     0.1
                                                      Wireless One Inc.:
                             USD        27,750,000       13% due 10/15/2003           18,688,125        12,487,500     0.1
                             USD        16,250,000       0/13.50% due 8/01/2006 (b)    3,457,928         4,306,250     0.0
                                                                                 ---------------   ---------------   ------
                                                                                     186,082,982       104,157,825     0.7

                                                      Total Fixed-Income
                                                      Securities in the
                                                      United States                3,417,340,692     3,411,179,963    24.1

                                                      Total Investments in
                                                      Fixed-Income Securities      6,205,387,472     6,272,003,153    44.3


                                                           Short-Term Securities

Switzerland     Certificates                          UBS Singapore:
                of           IDR    30,000,000,000       13.30% due 11/24/1997         8,287,293         8,356,546     0.1
                Deposit      IDR    28,050,000,000       13.50% due 11/26/1997         7,727,273         7,813,370     0.1
                             IDR    37,450,000,000       15% due 11/26/1997           10,460,894        10,431,755     0.1
                             IDR    73,700,000,000       13.25% due 12/03/1997        20,644,258        20,529,248     0.1
                             IDR   168,000,000,000       16.20% due 12/29/1997        46,280,992        46,796,657     0.3
                                                                                 ---------------   ---------------   ------
                                                                                      93,400,710        93,927,576     0.7

                Time         USD       113,000,000    United Bank of Switzerland,
                Deposits--                            5.75% due 11/03/1997           113,000,000       113,000,000     0.8
                Foreign

                                                      Total Short-Term Securities
                                                      in Switzerland                 206,400,710       206,927,576     1.5

United          Commercial   USD        20,000,000    A.I. Credit Corp.,
States          Paper*                                5.47% due 11/13/1997            19,963,533        19,963,533     0.1
                             USD        32,340,000    AlliedSignal Inc.,
                                                      5.50% due 11/13/1997            32,280,710        32,280,710     0.2
                                                      Associates Corp. of
                                                      North America:
                             USD        30,000,000       5.51% due 12/03/1997         29,853,067        29,853,067     0.2
                             USD        70,000,000       5.48% due 12/16/1997         69,520,500        69,520,500     0.5
                             USD        50,000,000    BBV Finance (Delaware),
                                                      Inc., 5.50% due 11/21/1997      49,847,222        49,847,222     0.3
                                                      Bayerische Vereinsbank AG:
                             USD        40,000,000       5.49% due 11/14/1997         39,920,700        39,920,700     0.3
                             USD        60,000,000       5.475% due 12/08/1997        59,662,375        59,662,375     0.4
                                                      CIT Group Holdings, Inc.
                                                      (The):
                             USD        50,000,000       5.50% due 11/17/1997         49,877,778        49,877,778     0.3
                             USD        50,000,000       5.50% due 12/23/1997         49,602,778        49,602,778     0.3
                             USD       100,000,000    Caisse des Depots et
                                                      Consignations, 5.50% due
                                                      11/14/1997                      99,801,389        99,801,389     0.7
                                                      Ciesco, L.P.:
                             USD        15,000,000       5.52% due 12/05/1997         14,921,800        14,921,800     0.1
                             USD        25,000,000       5.50% due 12/09/1997         24,854,861        24,854,861     0.2
                                                      Commerzbank US Finance Inc.:
                             USD        39,000,000       5.50% due 11/24/1997         38,862,958        38,862,958     0.3
                             USD        61,125,000       5.51% due 11/24/1997         60,909,823        60,909,823     0.4
                             USD       100,000,000    Delaware Funding Corp.,
                                                      5.52% due 11/19/1997            99,724,000        99,724,000     0.7


                             USD        50,000,000    Deutsche Bank Financial,
                                                      Inc., 5.48% due 11/07/1997      49,954,333        49,954,333     0.3
                             USD        50,000,000    Dresdner US Finance Inc.,
                                                      5.52% due 11/04/1997            49,977,000        49,977,000     0.3
                             USD        50,000,000    du Pont (E.I.) de Nemours,
                                                      Co., 5.48% due 11/06/1997       49,961,944        49,961,944     0.3
                             USD        10,000,000    Eastman Kodak Company, 5.48%
                                                      due 11/07/1997                   9,990,867         9,990,867     0.1
                             USD       100,000,000    Eiger Capital Corp., 5.52%
                                                      due 11/10/1997                  99,862,000        99,862,000     0.7
                             USD        50,000,000    Ford Motor Credit Co., 5.48%
                                                      due 12/09/1997                  49,710,778        49,710,778     0.3
                                                      France Telecom S.A.:
                             USD        20,000,000       5.50% due 12/03/1997         19,902,222        19,902,222     0.1
                             USD        20,550,000       5.50% due 12/18/1997         20,402,440        20,402,440     0.1
                             USD       100,000,000    General Electric Capital PLC,
                                                      5.49% due 12/02/1997            99,527,250        99,527,250     0.7
                                                      General Electric Company PLC:
                             USD        50,000,000       5.53% due 11/05/1997         49,969,278        49,969,278     0.4
                             USD        50,000,000       5.48% due 12/01/1997         49,771,667        49,771,667     0.4
                             USD        50,000,000    Goldman Sachs Group L.P.,
                                                      5.53% due 11/12/1997            49,915,514        49,915,514     0.4
                                                      IBM Credit Corp.:
                             USD        50,000,000       5.47% due 11/19/1997         49,863,250        49,863,250     0.4
                             USD        50,000,000       5.50% due 12/11/1997         49,694,444        49,694,444     0.4
                             USD        75,000,000    International Lease Finance
                                                      Corporation,
                                                      5.48% due 11/14/1997            74,851,583        74,851,583     0.5
                                                      KFW International
                                                      Finance Inc.:
                             USD        18,000,000       5.47% due 11/03/1997         17,994,530        17,994,530     0.1
                             USD        25,000,000       5.48% due 11/05/1997         24,984,778        24,984,778     0.2
                             USD        29,977,000    Matterhorn Capital Corp.,
                                                      5.51% due 11/04/1997            29,963,236        29,963,236     0.2
                                                      MetLife Funding Corp.:
                             USD        65,566,000       5.49% due 11/04/1997         65,536,004        65,536,004     0.5
                             USD        25,000,000       5.51% due 11/25/1997         24,908,167        24,908,167     0.2
                             USD        45,000,000    Monsanto Company, 5.50% due
                                                      11/10/1997                      44,938,125        44,938,125     0.3
                             USD        50,000,000    Morgan Stanley Group Inc.,
                                                      5.49% due 11/18/1997            49,870,375        49,870,375     0.4
                             USD       100,000,000    National Australia Funding
                                                      (Delaware) Inc.,
                                                      5.48% due 12/08/1997            99,436,778        99,436,778     0.7
                             USD       100,000,000    Societe Generale N.A., 5.53%
                                                      due 12/19/1997                  99,262,667        99,262,667     0.7
                                                      Transamerica Finance Corp.:
                             USD        50,000,000       5.49% due 11/17/1997         49,878,000        49,878,000     0.4
                             USD        26,000,000       5.52% due 12/03/1997         25,872,427        25,872,427     0.2
                             USD        50,000,000    UBS Finance (Delaware) Inc.,
                                                      5.50% due 11/06/1997            49,961,806        49,961,806     0.4
                             USD       100,000,000    Vereinsbanken Finance
                                                      (Deleware) Inc.,
                                                      5.50% due 11/03/1997            99,969,444        99,969,444     0.7
                             USD        43,000,000    The Walt Disney Company,
                                                      5.49% due 11/05/1997            42,973,770        42,973,770     0.3
                                                      Xerox Credit Corp.:
                             USD         8,070,000       5.50% due 11/06/1997          8,063,835         8,063,835     0.1
                             USD        23,225,000       5.49% due 11/13/1997         23,182,498        23,182,498     0.2
                             USD        56,000,000       5.49% due 12/12/1997         55,649,860        55,649,860     0.4
                                                                                 ---------------   ---------------   ------
                                                                                   2,325,404,364     2,325,404,364    16.4

                US                                    Federal Home Loan
                Government                            Mortgage Corp.:
                Agency       USD         9,471,000       5.41% due 11/12/1997          9,455,344         9,455,344     0.1
                Obligations* USD        20,324,000       5.395% due 12/04/1997        20,223,489        20,223,489     0.1
                             USD        35,000,000    Federal National Mortgage
                                                      Association, 5.41% due
                                                      11/06/1997                      34,973,701        34,973,701     0.2
                                                                                 ---------------   ---------------   ------
                                                                                      64,652,534        64,652,534     0.4

                                                      Total Short-Term Securities
                                                      in the United States         2,390,056,898     2,390,056,898    16.8

                                                      Total Investments in
                                                      Short-Term Securities        2,596,457,608     2,596,984,474    18.3

                                                      Total Investments           13,402,516,906    14,528,927,658   102.6

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
OPTIONS                             Nominal Value                                     Premiums        Value       Percent of
WRITTEN                           Covered by Uptions            Issue                 Received      (Note 1a)     Net Assets
                Call Options               100,000    Aetna Inc., expiring
                Written                               January 1998 at USD 85     $      (465,734)  $       (87,500)    0.0%
                                           100,000    Aetna Inc., expiring
                                                      January 1998 at USD 90            (734,475)          (43,750)    0.0
                                           150,000    Aetna Inc., expiring
                                                      April 1998 at USD 75              (914,219)         (806,250)    0.0
                                         1,000,000    GTE Corp., expiring
                                                      December 1997 at USD 42.50      (2,844,904)       (1,750,000)    0.0
                                           350,000    QUALCOMM Inc., expiring
                                                      January 1998 at USD 55          (2,308,173)       (2,450,000)    0.0
                                            50,000    QUALCOMM Inc., expiring
                                                      January 1998 at USD 70            (217,243)         (106,250)    0.0
                                            50,000    QUALCOMM Inc., expiring
                                                      November 1997 at USD 60           (129,746)         (106,250)    0.0
                                           250,000    Waste Management Inc.,
                                                      expiring January
                                                      1998 at USD 30                    (476,859)          (78,125)    0.0

                                                      Total Options Written           (8,091,353)       (5,428,125)    0.0


                Total Investments, Net of Options Written                        $13,394,425,553    14,523,499,533   102.6
                                                                                 ===============
                Short Sales (Proceeds--$28,700,782)**                                                  (34,793,111)   (0.3)

                Unrealized Depreciation on Forward Foreign Exchange Contracts***                       (26,323,675)   (0.2)

                Variation Margin on Financial Futures Contracts****                                      3,823,820     0.0

                Liabilities in Excess of Other Assets                                                 (303,171,455)   (2.1)
                                                                                                   ---------------   ------
                Net Assets                                                                         $14,163,035,112   100.0%
                                                                                                   ===============   ======

               ++Non-income producing security.
             ++++American Depositary Receipts.
                *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis. The interest rates shown are the rates in effect at October 31, 1997.

               **Covered Short Sales entered into as of October 31, 1997 were as follows:

                 Common                                                     Value
                 Shares                 Issue                             (Note 1i)

                 1,413,000    Yamanouchi Pharmaceutical Co., Ltd.       $(34,793,111)

                 Total (Proceeds--$28,700,782)                          $(34,793,111)
                                                                        ============

              ***Forward Foreign Exchange Contracts sold as of October 31, 1997 were as follows:
                                                                         Unrealized
                                                                        Appreciation
                 Foreign                       Expiration              (Depreciation)
                 Currency Sold                    Date                (Notes 1a & 1c)

                 CHF       51,000,000        November 1997             $  (1,070,938)
                 CHF       47,000,000         January 1998                  (811,800)
                 ESP    1,000,000,000        November 1997                  (165,466)
                 ESP     2,000,000,000       February 1998                     27,868
                 FRF      579,000,000        November 1997                (3,527,936)
                 FRF      195,000,000        December 1997                (1,106,535)
                 FRF      380,000,000         January 1998                  (697,652)
                 GBP       26,000,000        November 1997                (1,703,754)
                 GBP      206,000,000        December 1997               (14,331,148)
                 NLG       72,000,000        November 1997                (1,308,363)
                 NLG       26,000,000        December 1997                  (176,554)
                 NLG       78,000,000         January 1998                  (688,977)
                 NOK      105,000,000        November 1997                  (377,191)
                 SEK      380,000,000         January 1998                  (385,229)

                 Total Unrealized Depreciation on Forward
                 Foreign Exchange Contracts--Net
                 (USD Commitment--$810,925,698)                          $(26,323,675)
                                                                         ============

             ****Financial Futures Contracts purchased as of October 31, 1997 were as follows:

                 Number of                                   Expiration          Value
                 Contracts   Issue             Exchange        Date            (Note 1a)

                    375  Hang Seng Index      Hang Seng    November 1997    $  25,687,257
                  3,256     Nikkei 225          OSAKA      December 1997      445,834,456
                     50  Standard & Poor's
                            500 Index           NYSE       December 1997       23,100,000

                 Total Financial Futures Contracts Purchased
                 (Total Contract Price--$542,627,412)                        $494,621,713
                                                                             ============

                 Financial Futures Contracts sold as of October 31, 1997 were as follows:

                 Number of                                    Expiration        Value
                 Contracts      Issue          Exchange          Date         (Note 1a)

                    280       Japanese
                           Government Bond       Tokyo      December 1997    $304,200,982
                     60   Standard & Poor's
                              500 Index          NYSE       December 1997      27,720,000
                    200    US Treasury Bond      NYSE       December 1997      22,350,000

                 Total Financial Futures Contracts Sold
                 (Total Contract Price--$346,002,346)                        $354,270,982
                                                                             ============

              (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
              (b)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
              (c)All or a portion of security held as collateral in connection with open financial future contracts.
              (d)Subject to principal paydowns as a result of prepayments or refinancings of underlying mortgage instruments. As a result, the average life may be less than the original maturity.
              (e)Each $10 face amount contains 40 shares of First Place Tower,
                 Inc.
              (f)Each $1,000 face amount contains one warrant of United
                 International Holdings, Inc.
              (g)Each $1,000 face amount contains one warrant of Unifi
                 Communications, Inc.
              (h)Each $1,000 face amount contains four warrants of CellNet Data
                 Systems, Inc.
              (i)Each $1,000 face amount contains one warrant of United USN,
                 Inc.
              (j)Each $1,000 face amount contains one warrant of PLD Telekom,
                 Inc.
              (k)Each $1,000 face amount contains one warrant of Coinstar, Inc.
              (l)Each $1,000 face amount contains 1.1 shares of common stock of
                 CS Wireless Systems, Inc.
              (m)Each $1,000 face amount contains one warrant of Ionica PLC.
              (n)Securities held as collateral in connection with covered short sales.
              (o)Each $1,000 face amount contains one warrant of People's Choice
                 T.V. Corp.
              (p)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
              (q)The security may be offered and sold to "qualified institution-
                 al buyers" under Rule 144A of the Securities Act of 1933.
              (r)Restricted securities as to resale.  The value of the Fund's investments in restricted securities was approximately $136,590,000, representing 1.0% of net assets.

                                                     Acquisition                        Value
                 Issue                                 Date(s)           Cost         (Note 1a)
                 Diva Systems Corp.                 7/17/1996--
                    (Converitble, Series C)          8/22/1996     $  8,410,000     $ 11,000,000
                 First Washington Realty,
                    Exchangable Debentures,
                    8.25% due 6/27/1999              6/27/1994       25,000,000       27,500,000
                 Geotek Communications,
                    Inc., Convertible Bonds,        3/01/1996--
                    12% due 2/15/200                 3/31/1996       22,463,875       18,912,750
                 Ionica PLC                          2/25/1997       10,286,966       11,832,448
                 Ionica PLC (Warrants)               2/25/1997               --        1,472,654
                 Leperq Corporate Income
                    Fund, Exchangeable Secured
                    Notes, 8% due 3/17/2004          3/18/1997       25,000,000       29,187,500
                 Petroleos Mexicanos,               5/24/1996--
                    8.625% due 12/01/2023            8/01/1996       25,007,000       36,684,375

                 Total                                             $116,167,841     $136,589,727
                                                                   ============     ============

              (s)Represents a pay-in-kind security which may pay interest in additional shares/face.
              +++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a) (3) of the Investment Company Act of 1940)are as follows:

                                                                 Net Share           Net            Dividend
                 Industry                 Affiliate              Activity           Cost             Income
                 Healthcare        Advocat, Inc.                        --               --              ++
                   Services
                 Paper & Pulp      Asia Pacific Resources
                                    International
                                    Holdings Ltd. (NY
                                    Registered Shares)           2,002,200      $ 7,508,250              ++
                 Computer          Borland International
                   Software         Corp.                               --               --              ++
                 Textiles          Burlington
                                    Industries, Inc.                    --               --              ++
                 Utilities--       El Paso Electric
                   Electric &       Company                             --               --              ++
                   Gas
                 Retail Stores     Filene's Basement Corp.              --               --              ++
                 Metals &          Lukens Inc.                          --               --      $1,350,000
                   Mining
                 Real Estate       Mid-America Realty
                   Investment       Investments                         --         (171,964)        581,944
                   Trusts
                 Real Estate       Prime Retail, Inc.              588,500        7,080,026       1,899,328
                   Investment
                   Trusts
                 Real Estate       Prime Retail, Inc.
                   Investment       (10.50%)                      (118,000)       2,950,000       2,069,813
                   Trusts
                 Insurance         Risk Capital
                                    Holdings Inc.                  638,000       10,505,000              ++
                 Telecommu-        Rogers Cantel Mobile
                   nications        Communications Inc.
                                    (Class B)                    1,165,200       22,391,633              ++
                 Telecommu-        Rogers Cantel Mobile
                   nications        Communications Inc.
                                    (Class B) (USD)              1,160,900       19,836,379              ++
                 Gaming            Scientific Games
                                    Holdings Corp.                      --               --              ++

               ++Non-income producing security.

                 See Notes to Financial Statements.

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1997
Assets:             Investments, at value (identified cost--$13,402,516,906)
                    (Note 1a)                                                                            $14,528,927,658
                    Foreign cash (Note 1c)                                                                   184,731,673
                    Deposits on short sales (Note 1i)                                                         52,215,639
                    Receivables:
                      Interest                                                        $   105,789,488
                      Securities sold                                                      42,282,878
                      Capital shares sold                                                  15,285,433
                      Dividends                                                            10,428,962
                      Variation margin (Note 1d)                                            3,823,820
                      Options written                                                         914,219
                      Principal paydowns                                                      174,777        178,699,577
                                                                                      ---------------
                    Prepaid registration fees and other assets (Note 1g)                                       2,858,415
                                                                                                         ---------------
                    Total assets                                                                          14,947,432,962
                                                                                                         ---------------

Liabilities:        Common stocks sold short, at market value
                    (proceeds--$28,700,782) (Note 1i)                                                         34,793,111
                    Options written, at value (premiums paid--$8,091,353)
                    (Notes 1a & 1d)                                                                            5,428,125
                    Unrealized depreciation on forward foreign exchange
                    contracts (Note 1d)                                                                       26,323,675
                    Payables:
                      Securities purchased                                                639,889,506
                      Custodian bank (Note 1k)                                             29,082,387
                      Capital shares redeemed                                              25,056,168
                      Distributor (Note 2)                                                  9,508,198
                      Investment adviser (Note 2)                                           8,081,652
                      Forward foreign exchange contracts (Note 1d)                            805,020        712,422,931
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     5,430,008
                                                                                                         ---------------
                    Total liabilities                                                                        784,397,850
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $14,163,035,112
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         450,000,000 shares authorized                                                        $    13,395,622
                    Class B Shares of Common Stock, $0.10 par value,
                    2,000,000,000 shares authorized                                                           63,109,447
                    Class C Shares of Common Stock, $0.10 par value,
                    200,000,000 shares authorized                                                              4,332,712
                    Class D Shares of Common Stock, $0.10 par value,
                    900,000,000 shares authorized                                                              9,311,545
                    Paid-in capital in excess of par                                                      11,714,319,740
                    Undistributed investment income--net                                                     260,070,062
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                     1,059,345,958
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                             1,039,150,026
                                                                                                         ---------------
                    Net assets                                                                           $14,163,035,112
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $2,132,253,943
Value:                       and 133,956,220 shares outstanding                                          $         15.92
                                                                                                         ===============
                    Class B--Based on net assets of $9,879,603,597
                             and 631,094,470 shares outstanding                                          $         15.65
                                                                                                         ===============
                    Class C--Based on net assets of $671,466,862 and
                             43,327,119 shares outstanding                                               $         15.50
                                                                                                         ===============


                    Class D--Based on net assets of $1,479,710,710 and
                             93,115,446 shares outstanding                                               $         15.89
                                                                                                         ===============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 1997
Investment          Interest and discount earned (net of $136,135
Income              foreign withholding tax)                                                             $   604,947,856
(Notes 1e & 1f):    Dividends (net of $5,718,574 foreign withholding tax)                                    106,585,253
                    Other                                                                                     15,978,217
                                                                                                         ---------------
                    Total income                                                                             727,511,326
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $    99,812,816
                    Account maintenance and distribution fees--Class B (Note 2)            94,703,295
                    Transfer agent fees--Class B (Note 2)                                  11,959,689
                    Account maintenance and distribution fees--Class C (Note 2)             5,392,525
                    Account maintenance fees--Class D (Note 2)                              3,232,450
                    Custodian fees                                                          2,440,432
                    Transfer agent fees--Class A (Note 2)                                   2,209,961
                    Transfer agent fees--Class D (Note 2)                                   1,398,918
                    Interest on short sales (Note 1i)                                       1,056,723
                    Printing and shareholder reports                                        1,032,534
                    Registration fees (Note 1g)                                               941,142
                    Dividends on short sales (Note 1i)                                        808,558
                    Transfer agent fees--Class C (Note 2)                                     732,201
                    Accounting services (Note 2)                                              718,491
                    Professional fees                                                         186,802
                    Directors' fees and expenses                                               36,137
                    Pricing fees                                                               23,168
                    Other                                                                     100,152
                                                                                      ---------------
                    Total expenses before reimbursement                                   226,785,994
                    Reimbursement of expenses (Note 2)                                    (11,605,587)
                                                                                      ---------------
                    Total expenses after reimbursement                                                       215,180,407
                                                                                                         ---------------
                    Investment income--net                                                                   512,330,919
                                                                                                         ---------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                $ 1,067,656,865
(Loss) on             Foreign currency transactions--net                                  187,279,376      1,254,936,241
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                    104,999,111
(Notes 1c, 1d,        Foreign currency transactions--net                                  (25,089,022)        79,910,089
1f & 3):                                                                              ---------------    ---------------
                    Net realized and unrealized gain on
                    investments and foreign currency transactions                                          1,334,846,330
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $ 1,847,177,249
                                                                                                         ===============
                    See Notes to Financial Statements.

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                  October 31,
                    Increase (Decrease) in Net Assets:                                     1997                1996
Operations:         Investment income--net                                            $   512,330,919    $   473,459,716
                    Realized gain on investments and foreign currency
                    transactions--net                                                   1,254,936,241        653,947,236
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     79,910,089        547,826,040
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                1,847,177,249      1,675,232,992
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (111,208,977)      (108,106,998)
Shareholders          Class B                                                            (435,557,200)      (425,282,978)
(Note 1h):            Class C                                                             (23,496,200)       (11,381,642)
                      Class D                                                             (64,960,694)       (34,542,355)
                    Realized gain on investments--net:
                      Class A                                                             (79,203,184)       (45,054,853)
                      Class B                                                            (378,949,932)      (206,613,317)
                      Class C                                                             (17,801,965)        (3,762,020)
                      Class D                                                             (45,374,563)        (8,531,078)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                  (1,156,552,715)      (843,275,241)
                                                                                      ---------------    ---------------

Capital Share       Net proceeds from issuance of capital shares                        1,540,268,692      2,041,810,853
Transactions        Net proceeds from issuance of capital shares resulting
(Note 4):           from reorganization                                                            --        523,182,823
                                                                                      ---------------    ---------------
                    Net increase in net assets derived from capital
                    share transactions                                                  1,540,268,692      2,564,993,676
                                                                                      ---------------    ---------------

Net Assets:         Total increase in net assets                                        2,230,893,226      3,396,951,427
                    Beginning of year                                                  11,932,141,886      8,535,190,459
                                                                                      ---------------    ---------------
                    End of year*                                                      $14,163,035,112    $11,932,141,886
                                                                                      ===============    ===============

                   *Undistributed investment income--net (Note 1j)                    $   260,070,062    $   188,632,757
                                                                                      ===============    ===============

                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                          Class A
                                                                         For the Year Ended October 31,
                    Increase (Decrease) in
                    Net Asset Value:                  1997++         1996++         1995++        1994           1993
Per Share           Net asset value,
Operating           beginning of year              $     15.17   $     14.21   $     13.07    $     13.52    $     11.92
Performance:                                       -----------   -----------   -----------    -----------    -----------
                    Investment income--net                 .71           .78           .79            .60            .39
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                     1.57          1.59          1.04           (.31)          2.14
                                                   -----------   -----------   -----------    -----------    -----------
                    Total from investment
                    operations                            2.28          2.37          1.83            .29           2.53
                                                   -----------   -----------   -----------    -----------    -----------


                    Less dividends and
                    distributions:
                      Investment income--net              (.88)         (.98)         (.39)          (.51)          (.81)
                      Realized gain on
                      investments--net                    (.65)         (.43)         (.30)          (.23)          (.12)
                                                   -----------   -----------   -----------    -----------    -----------
                    Total dividends and
                    distributions                        (1.53)        (1.41)         (.69)          (.74)          (.93)
                                                   -----------   -----------   -----------    -----------    -----------
                    Net asset value,
                    end of year                    $     15.92   $     15.17   $     14.21    $     13.07    $     13.52
                                                   ===========   ===========   ===========    ===========    ===========

Total Investment    Based on net asset
Return:*            value per share                     16.08%        17.81%        14.81%          2.14%         22.61%
                                                   ===========   ===========   ===========    ===========    ===========

Ratios to Average   Expenses, net of
Net Assets:         reimbursement                         .83%          .86%          .90%           .89%           .93%
                                                   ===========   ===========   ===========    ===========    ===========
                    Expenses                              .91%          .93%          .90%           .89%           .93%
                                                   ===========   ===========   ===========    ===========    ===========
                    Investment income--net               4.64%         5.31%         5.98%          4.60%          3.90%
                                                   ===========   ===========   ===========    ===========    ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                 $ 2,132,254   $ 1,841,974   $ 1,487,805    $ 1,357,906    $   917,806
                                                   ===========   ===========   ===========    ===========    ===========
                    Portfolio turnover                  55.42%        51.26%        36.78%         57.04%         50.35%
                                                   ===========   ===========   ===========    ===========    ===========
                    Average commission rate
                    paid++++                       $     .0307     $   .0048            --             --             --
                                                   ===========   ===========   ===========    ===========    ===========

                    The following per share data and ratios
                    have been derived from information
                    provided in the financial statements.                          Class B
                                                                         For the Year Ended October 31,
                    Increase (Decrease) in
                    Net Asset Value:                  1997++         1996++         1995++        1994           1993

Per Share           Net asset value,
Operating           beginning of year              $     14.95   $     14.01   $     12.91    $     13.38    $     11.83
Performance:                                       -----------   -----------   -----------    -----------    -----------
                    Investment income--net                 .55           .62           .65            .46            .28
                    Realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions--net                     1.52          1.59          1.01           (.31)          2.11
                                                   -----------   -----------   -----------    -----------    -----------
                    Total from investment
                    operations                            2.07          2.21          1.66            .15           2.39
                                                   -----------   -----------   -----------    -----------    -----------
                    Less dividends and
                    distributions:
                      Investment income--net              (.72)         (.84)         (.26)          (.39)          (.72)
                      Realized gain on
                      investments--net                    (.65)         (.43)         (.30)          (.23)          (.12)
                                                   -----------   -----------   -----------    -----------    -----------
                    Total dividends and
                    distributions                        (1.37)        (1.27)         (.56)          (.62)          (.84)
                                                   -----------   -----------   -----------    -----------    -----------
                    Net asset value,
                    end of year                    $     15.65   $     14.95   $     14.01    $     12.91    $     13.38
                                                   ===========   ===========   ===========    ===========    ===========

Total Investment    Based on net asset
Return:*            value per share                     14.82%        16.71%        13.54%          1.13%         21.42%
                                                   ===========   ===========   ===========    ===========    ===========

Ratios to Average   Expenses, net of
Net Assets:         reimbursement                        1.85%         1.87%         1.93%          1.91%          1.95%
                                                   ===========   ===========   ===========    ===========    ===========
                    Expenses                             1.93%         1.95%         1.93%          1.91%          1.95%
                                                   ===========   ===========   ===========    ===========    ===========
                    Investment income--net               3.62%         4.29%         4.96%          3.58%          2.87%
                                                   ===========   ===========   ===========    ===========    ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                 $ 9,879,603   $ 8,660,279   $ 6,668,499    $ 6,457,130    $ 4,299,545
                                                   ===========   ===========   ===========    ===========    ===========
                    Portfolio turnover                  55.42%        51.26%        36.78%         57.04%         50.35%
                                                   ===========   ===========   ===========    ===========    ===========
                    Average commission rate
                    paid++++                       $     .0307     $   .0048            --             --             --
                                                   ===========   ===========   ===========    ===========    ===========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing rate on the date of the transaction. Such
                    conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997

FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                 Period
                    in the financial statements.                                 For the Year               Oct. 21, 1994++
                                                                               Ended October 31,              to Oct. 31,
                    Increase (Decrease) in Net Asset Value:          1997++++       1996++++     1995++++        1994
Per Share           Net asset value, beginning of period           $    14.83    $    13.94     $    12.91    $    12.91
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .54           .61            .64           .01
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    1.52          1.58           1.02          (.01)
                                                                   ----------    ----------     ----------    ----------
                    Total from investment operations                     2.06          2.19           1.66            --
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.74)         (.87)          (.33)           --
                      Realized gain on investments--net                  (.65)         (.43)          (.30)           --
                                                                   ----------    ----------     ----------    ----------
                    Total dividends and distributions                   (1.39)        (1.30)          (.63)           --
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $    15.50    $    14.83     $    13.94    $    12.91
                                                                   ==========    ==========     ==========    ==========

Total Investment    Based on net asset value per share                 14.84%        16.68%         13.58%          .00%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses, net of reimbursement                      1.86%         1.88%          1.95%         2.44%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Expenses                                            1.94%         1.95%          1.95%         2.44%*
                                                                   ==========    ==========     ==========    ==========
                    Investment income--net                              3.60%         4.24%          4.80%         3.71%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $  671,467    $  385,753     $  102,361    $    7,347
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 55.42%        51.26%         36.78%        57.04%
                                                                   ==========    ==========     ==========    ==========
                    Average commission rate paid++++++             $    .0307    $    .0048             --            --
                                                                   ==========    ==========     ==========    ==========


                                                                                           Class D
                    The following per share data and ratios                                                     For the
                    have been derived from information provided                                                 Period
                    in the financial statements.                                 For the Year               Oct. 21, 1994++
                                                                               Ended October 31,              to Oct. 31,
                    Increase (Decrease) in Net Asset Value:          1997++++       1996++++     1995++++        1994
Per Share           Net asset value, beginning of period           $    15.15    $    14.19     $    13.08    $    13.07
Operating                                                          ----------    ----------     ----------    ----------
Performance:        Investment income--net                                .68           .77            .77           .01
                    Realized and unrealized gain on
                    investments and foreign
                    currency transactions--net                           1.55          1.57           1.01            --
                                                                   ----------    ----------     ----------    ----------
                    Total from investment operations                     2.23          2.34           1.78           .01
                                                                   ----------    ----------     ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                             (.84)         (.95)          (.37)           --
                      Realized gain on investments--net                  (.65)         (.43)          (.30)           --
                                                                   ----------    ----------     ----------    ----------


                    Total dividends and distributions                   (1.49)        (1.38)          (.67)           --
                                                                   ----------    ----------     ----------    ----------
                    Net asset value, end of period                 $    15.89    $    15.15     $    14.19    $    13.08
                                                                   ==========    ==========     ==========    ==========

Total Investment    Based on net asset value per share                 15.76%        17.59%         14.43%          .08%+++
Return:**                                                          ==========    ==========     ==========    ==========

Ratios to Average   Expenses, net of reimbursement                      1.08%         1.10%          1.16%         1.69%*
Net Assets:                                                        ==========    ==========     ==========    ==========
                    Expenses                                            1.16%         1.18%          1.16%         1.69%*
                                                                   ==========    ==========     ==========    ==========
                    Investment income--net                              4.38%         5.04%          5.63%         4.46%*
                                                                   ==========    ==========     ==========    ==========

Supplemental        Net assets, end of period (in thousands)       $1,479,711    $1,044,136     $  256,525    $    4,968
Data:                                                              ==========    ==========     ==========    ==========
                    Portfolio turnover                                 55.42%        51.26%         36.78%        57.04%
                                                                   ==========    ==========     ==========    ==========
                    Average commission rate paid++++++             $    .0307    $    .0048             --            --
                                                                   ==========    ==========     ==========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of operations.
                ++++Based on average shares outstanding during the year.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with financial institutions that have, in the opinion of Merrill Lynch Asset Management, L.P. ("MLAM"), substantial capital relative to the Fund's exposure, or have provided the Fund with a third-party guaranty or other credit enhancement. Under such agreements, the financial institution agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $194,329,457 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

(k) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, from 0.70% to 0.65% for average daily net assets in excess of $5 billion, from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and from 0.625% to 0.60% for average daily net assets in excess of $10 billion. For the year ended October 31, 1997, MLAM earned fees of $99,812,816, of which $11,605,587 was voluntarily waived. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1997, MLAM paid MLAM U.K. a fee of $10,062,279 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


              Account Maintenance Fee    Distribution Fee

Class B                 0.25%                0.75%
Class C                 0.25%                0.75%
Class D                 0.25%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD              MLPF&S

Class A                   $ 47,810          $  658,064
Class D                   $237,188          $3,005,210

For the year ended October 31, 1997, MLPF&S received contingent deferred sales charges of $12,451,911 and $215,161 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $6,066 relating to transactions subject to front end sales charge waivers in Class D Shares.

In addition, MLPF&S received $238,952 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1997.

For the year ended October 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $683 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $7,283,894,845 and $5,636,369,251, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                             Realized           Unrealized
                                          Gains (Losses)      Gains (Losses)

Long-term investments                    $1,077,375,774      $1,125,883,886
Short-term investments                          (6,026)             526,866
Short sales investments                      10,882,530          (6,092,329)
Options written                                 542,106           2,663,228
Financial futures contracts                 (21,137,519)        (56,274,335)
Forward foreign exchange contracts          233,507,856         (26,323,675)
Foreign currency transactions               (46,228,480)         (1,233,615)
                                         --------------      --------------
Total                                    $1,254,936,241      $1,039,150,026
                                         ==============      ==============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,107,182,968, of which $1,531,855,563 related to appreciated securities and $424,672,595 related to depreciated securities. At October 31, 1997, the aggregate cost of investments for Federal income tax purposes was $13,416,316,565.

Transactions in call options written for the year ended October 31, 1997 were as follows:


                                           Nominal Value         Premiums
                                              Covered            Received
Outstanding call options written,
beginning of year                                    --                  --
Options written                               4,400,000       $  13,146,846
Options closed                               (2,350,000)         (5,055,493)
                                            -----------       -------------
Outstanding call options written,
end of year                                   2,050,000       $   8,091,353
                                            ===========       =============

Transactions in put options written for the year ended October 31, 1997 were as follows:

                                           Nominal Value         Premiums
                                              Covered              Paid
Outstanding put options written,
beginning of year                                    --                  --
Options written                                 100,000       $     374,830
Options closed                                 (100,000)           (374,830)
                                            -----------       -------------
Outstanding put options written,
end of year                                          --       $          --
                                            ===========       =============

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,540,268,692 and $2,564,993,676 for the years ended October
31, 1997 and October 31, 1996, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  29,258,107      $  446,649,910
Shares issued to shareholders in reinvest-
ment of dividends and distributions          11,603,933         170,013,343
                                           ------------      --------------
Total issued                                 40,862,040         616,663,253
Shares redeemed                             (28,298,487)       (435,986,811)
                                           ------------      --------------
Net increase                                 12,563,553      $  180,676,442
                                           ============      ==============


Class A Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  26,663,921      $  385,379,581
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 9,842,522         136,704,200
Shares issued resulting from
reorganization                                  732,464          12,726,168
                                           ------------      --------------
Total issued                                 37,238,907         534,809,949
Shares redeemed                             (20,574,819)       (298,410,953)
                                           ------------      --------------
Net increase                                 16,664,088      $  236,398,996
                                           ============      ==============


Class B Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                 121,098,572      $1,825,730,372
Shares issued to shareholders in
reinvestment of dividends and
distributions                                49,478,020         713,661,687
                                           ------------      --------------
Total issued                                170,576,592       2,539,392,059
Shares redeemed                            (108,673,162)     (1,647,892,648)
Automatic conversion of shares              (10,144,962)       (152,808,738)
                                           ------------      --------------
Net increase                                 51,758,468      $  738,690,673
                                           ============      ==============


Class B Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                 132,348,586      $1,887,208,023
Shares issued to shareholders in
reinvestment of dividends and
distributions                                40,325,041         553,386,648
Shares issued resulting from
reorganization                                9,028,794          47,981,055
                                           ------------      --------------
Total issued                                181,702,421       2,488,575,726
Shares redeemed                             (75,996,626)     (1,087,870,352)
Automatic conversion of shares               (3,687,016)        (52,616,493)
                                           ------------      --------------
Net increase                                102,018,779      $1,348,088,881
                                           ============      ==============


Class C Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  21,707,656      $  324,717,339
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,575,436          36,957,125
                                           ------------      --------------
Total issued                                 24,283,092         361,674,464
Shares redeemed                              (6,974,368)       (104,951,727)
                                           ------------      --------------
Net increase                                 17,308,724      $  256,722,737
                                           ============      ==============


Class C Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  20,590,847      $  291,762,498
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   987,843          13,590,987
Shares issued resulting from
reorganization                                   91,170           1,203,359
                                           ------------      --------------
Total issued                                 21,669,860         306,556,844
Shares redeemed                              (2,995,301)        (42,705,296)
                                           ------------      --------------
Net increase                                 18,674,559      $  263,851,548
                                           ============      ==============


Class D Shares for the Year                                        Dollar
Ended October 31, 1997                         Shares              Amount

Shares sold                                  22,634,091      $  346,497,021
Automatic conversion of shares               10,015,861         152,808,738
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 6,415,926          94,133,358
                                           ------------      --------------
Total issued                                 39,065,878         593,439,117
Shares redeemed                             (14,860,090)       (229,260,277)
                                           ------------      --------------
Net increase                                 24,205,788      $  364,178,840
                                           ============      ==============

Merrill Lynch Global Allocation Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (concluded)



Class D Shares for the Year                                        Dollar
Ended October 31, 1996                         Shares              Amount

Shares sold                                  20,921,971      $  291,938,712
Automatic conversion of shares                2,961,136          52,616,493
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,670,340          37,606,934
Shares issued resulting from
reorganization                               32,998,082         461,272,241
                                           ------------      --------------
Total issued                                 59,551,529         843,434,380
Shares redeemed                              (8,715,593)       (126,780,129)
                                           ------------      --------------
Net increase                                 50,835,936      $  716,654,251
                                           ============      ==============

5. Commitments:
At October 31, 1997, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $146,479,000 and $46,422,000, respectively.

                   (THIS PAGE INTENTIONALLY LEFT BLANK)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Precious Metal-Related Securities........................................   2
 Real Estate-Related Securities...........................................   3
 Portfolio Strategies Involving Options and Futures.......................   3
 Other Investment Policies and Practices..................................   8
Management of the Fund....................................................  14
 Directors and Officers...................................................  14
 Compensation of Directors................................................  15
 Management and Advisory Arrangements.....................................  16
Purchase of Shares........................................................  17
 Initial Sales Charge Alternatives--
   Class A and Class D Shares.............................................  18
 Reduced Initial Sales Charges............................................  20
 Employer-Sponsored Retirement or Savings Plans and Certain Other
   Arrangements...........................................................  22
 Distribution Plans.......................................................  23
 Limitations on the Payment of Deferred Sales Charges.....................  23
Redemption of Shares......................................................  25
 Deferred Sales Charges--
   Class B and Class C Shares.............................................  25
Portfolio Transactions and Brokerage......................................  26
Determination of Net Asset Value..........................................  28
Shareholder Services......................................................  29
 Investment Account.......................................................  29
 Automatic Investment Plans...............................................  30
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  30
 Systematic Withdrawal Plans..............................................  30
 Exchange Privilege.......................................................  32
Dividends, Distributions and Taxes........................................  34
 Dividends and Distributions..............................................  34
 Taxes....................................................................  34
 Tax Treatment of Options, Futures and Forward Foreign Exchange
   Transactions...........................................................  37
 Special Rules for Certain Foreign Currency Transactions..................  37
Performance Data..........................................................  38
General Information.......................................................  40
 Description of Shares....................................................  40
 Computation of Offering Price Per Share..................................  40
 Independent Auditors.....................................................  41
 Custodian................................................................  41
 Transfer Agent...........................................................  41
 Legal Counsel............................................................  41
 Reports to Shareholders..................................................  42
 Additional Information...................................................  42
 Security Ownership of Certain Beneficial Owners..........................  42
Appendix..................................................................  43
Independent Auditors' Report..............................................  50
Financial Statements......................................................  52

                                                         Code # 10811-0298

[LOGO] MERRILL LYNCH
Merrill Lynch
Global Allocation
Fund, Inc.

[ART]

STATEMENT OF ADDITIONAL INFORMATION

February 12, 1998
Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS

    Contained in Part A:

      Financial Highlights for each of the years in the eight-year period ended October 31, 1997 and for the period February 3, 1989
    (commencement of operations) to October 31, 1989.

    Contained in Part B:

      Schedule of Investments as of October 31, 1997.

      Statement of Assets and Liabilities as of October 31, 1997.

      Statement of Operations for the year ended October 31, 1997.

      Statements of Changes in Net Assets for each of the years in the two-year period ended October 31, 1997.

      Financial Highlights for each of the years in the five-year period ended October 31, 1997.

  (B) EXHIBITS:

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
   1(a)  --Articles of Incorporation of the Registrant, dated June 7, 1988.(a)
    (b)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, dated November 28, 1988.(a)
    (c)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated December 7, 1992.(a)
    (d)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated July 13, 1993.(d)
    (e)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated December 16, 1993.(d)
    (f)  --Articles of Amendment to the Articles of Incorporation of the
          Registrant, dated October 17, 1994.(b)
    (g)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated October 17, 1994.(b)
    (h)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated September 9, 1996.(d)
    (i)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated November 6, 1996 (including Certificate of
          Correction dated February 19, 1997 filed with respect thereto).(d)
    (j)  --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated November 12, 1997.
   2     --By-Laws of the Registrant.(c)
   3     --None.
   4     --Portions of the Articles of Incorporation, as amended, and the By-
          Laws of the Registrant defining rights of Shareholders.(e)
   5(a)  --Management Agreement between the Registrant and Merrill Lynch Asset
          Management, Inc., dated December 13, 1988.(c)
    (b)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, Inc.
          and Merrill Lynch Asset Management U.K. Limited, dated January 18,
          1989.(c)
    (c)  --Supplement to Management Agreement between the Registrant and
          Merrill Lynch Asset Management, L.P., dated January 3, 1994.(f)
   6(a)  --Class A Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(f)
    (b)  --Class B Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(c)
    (c)  --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Adviser Program.(a)
    (d)  --Class C Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(f)
    (e)  --Class D Shares Distribution Agreement between the Registrant and
          Merrill Lynch Funds Distributor, Inc.(f)

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   7     --None.
   8     --Custodian Agreement between the Registrant and Brown Brothers
          Harriman & Co.(c)
   9(a)  --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(c)
    (b)  --Form of License Agreement relating to the use of name between the
          Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(c)
  10     --None.
  11     --Consent of Deloitte & Touche llp, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, Inc.(c)
  14     --None.
  15(a)  --Amended and Restated Class B Distribution Plan and Class B
          Distribution Plan Sub-Agreement of the Registrant.(a)
    (b)  --Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement of the Registrant.(f)
    (c)  --Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement of the Registrant.(f)
  16(a)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A shares.(c)
    (b)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B shares.(c)
    (c)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.(b)
    (d)  --Schedule of computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.(b)
  17(a)  --Financial Data Schedule for Class A shares.
    (b)  --Financial Data Schedule for Class B shares.
    (c)  --Financial Data Schedule for Class C shares.
    (d)  --Financial Data Schedule for Class D shares.
  18     --Merrill Lynch Select Pricing(SM) System Plan Pursuant to Rule 18f-
          3.(g)

--------

(a) Filed on February 24, 1994, as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-22462) (the "Registration Statement").
(b) Filed on February 27, 1995, as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.

(c) Filed on February 27, 1996, as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.

(d) Filed on February 25, 1997, as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.

(e) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d), 1(e), 1(f), 1(g), 1(h), 1(i) and 1(j)
    to this Registration Statement, and Article II, Article III (Sections 1, 3, 5, 6 and 17), Article IV (Section 1), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to the Registration Statement.

(f) Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement.

(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                     NUMBER OF
                                                                     HOLDERS AT
                                                                    DECEMBER 31,
        TITLE OF CLASS                                                 1997*
        --------------                                              ------------
Class A Common Stock, par value $0.10 per share....................    50,124
Class B Common Stock, par value $0.10 per share....................   573,032
Class C Common Stock, par value $0.10 per share....................    61,306
Class D Common Stock, par value $0.10 per share....................   100,860

--------

*Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended, (the "1940 Act") may be concerned, such payments will be made only on the following conditions:
(i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement, the Prospectus or the Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc.,

MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1995 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                            POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
       NAME                  THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
       ----                 -------------        ----------------------------------
ML & Co................. Limited Partner      Financial Services Holding Company;
                                               Limited Partner of FAM
Princeton Services...... General Partner      General Partner of FAM
Arthur Zeikel........... Chairman             Chairman of FAM since 1997; President of
                                               the Manager and FAM from 1977 to 1997;
                                               Chairman of Princeton Services since
                                               1997, Director thereof since 1993 and
                                               President thereof from 1993 to 1997;
                                               Executive Vice President of ML & Co.
Jeffrey M. Peek......... President            President of FAM since 1997; President
                                               and Director of Princeton Services
                                               since 1997; Executive Vice President of
                                               ML & Co.
Terry K. Glenn.......... Executive Vice       Executive Vice President of FAM;
                          President            Executive Vice President and Director
                                               of Princeton Services; President and
                                               Director of MLFD; Director of MLFDS;
                                               President of Princeton Administrators,
                                               L.P.
Linda L. Federici....... Senior Vice          Senior Vice President of FAM; Senior
                          President            Vice President of Princeton Services
Vincent R. Giordano..... Senior Vice          Senior Vice President of FAM; Senior
                          President            Vice President of Princeton Services
Elizabeth A. Griffin.... Senior Vice          Senior Vice President of FAM; Senior
                          President            Vice President of Princeton Services
Norman R. Harvey........ Senior Vice          Senior Vice President of FAM; Senior
                          President            Vice President of Princeton Services
Michael J. Hennewinkel.. Senior Vice          Senior Vice President of FAM; Senior
                          President            Vice President of Princeton Services

                             POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
       NAME                   THE MANAGER         PROFESSION, VOCATION OR EMPLOYMENT
       ----                  -------------        ----------------------------------
Philip L. Kirstein......  Senior Vice          Senior Vice President, General Counsel
                           President, General   and Secretary of FAM; Senior Vice
                           Counsel and          President, General Counsel, Director
                           Secretary            and Secretary of Princeton Services
Ronald M. Kloss.........  Senior Vice          Senior Vice President of FAM; Senior
                           President            Vice President of Princeton Services
Debra W. Landsman-Yaros.  Senior Vice          Senior Vice President of MLAM; Vice
                           President            President of MLFD; Senior Vice
                                                President of Princeton Services
Stephen M.M. Miller.....  Senior Vice          Executive Vice President of Princeton
                           President            Administrators, L.P.; Senior Vice
                                                President of Princeton Services
Joseph T. Monagle, Jr...  Senior Vice          Senior Vice President of FAM; Senior
                           President            Vice President of Princeton Services
Michael L. Quinn........  Senior Vice          Senior Vice President of FAM; Senior
                           President            Vice President of Princeton Services;
                                                Managing Director and First Vice
                                                President of Merrill Lynch from 1989 to
                                                1995
Richard L. Reller.......  Senior Vice          Senior Vice President of FAM; Senior
                           President            Vice President of Princeton Services;
                                                Director of MLFD
Gerald M. Richard.......  Senior Vice          Senior Vice President and Treasurer of
                           President and        FAM; Senior Vice President and
                           Treasurer            Treasurer of Princeton Services; Vice
                                                President and Treasurer of MLFD
Gregory D. Upah.........  Senior Vice          Senior Vice President of MLAM; Senior
                           President            Vice President of Princeton Services
Ronald L. Welburn.......  Senior Vice          Senior Vice President of FAM; Senior
                           President            Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1995, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                            POSITION WITH            OTHER SUBSTANTIAL BUSINESS,
       NAME                   MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
       ----                 -------------        ----------------------------------
Arthur Zeikel........... Director and         Chairman of the Manager and FAM since
                          Chairman             1997; Chairman of Princeton Services
                                               since 1997, Director thereof since 1993
                                               and President thereof from 1993 to
                                               1997; President of the Manager and FAM
                                               from 1977 to 1997; Executive Vice
                                               President of ML & Co.
Alan J. Albert.......... Senior Managing      Vice President of the Manager
                          Director
Nicholas C.D. Hall...... Director             Director of Merrill Lynch Europe PLC;
                                               General Counsel of Merrill Lynch
                                               International Private Banking Group
Gerald M. Richard....... Senior Vice          Senior Vice President and Treasurer of
                          President            the Manager and FAM; Senior Vice
                                               President and Treasurer of Princeton
                                               Services; Vice President and Treasurer
                                               of MLFD
Carol Ann Langham....... Company Secretary    None
Debra Anne Searle....... Assistant Company    None
                          Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end registered investment companies:
Merrill Lynch High Income Municipal Bond Program, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                           POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
       NAME                        WITH MLFD                WITH REGISTRANT
       ----                -------------------------   -------------------------
Terry K. Glenn..........  President and Director       Executive Vice President
Richard L. Reller.......  Director                     None
Thomas J. Verage........  Director                     None
William E. Aldrich......  Senior Vice President        None
Robert W. Crook.........  Senior Vice President        None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Michael G. Clark........  Vice President               None
James T. Fatseas........  Vice President               None
Michelle T. Lau.........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, MLFDS (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Fund-- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 12TH DAY OF FEBRUARY, 1998.

                                          MERRILL LYNCH GLOBAL ALLOCATION
                                           FUND, INC. (Registrant)

                                                   /s/ Gerald M. Richard
                                          By: _________________________________
                                              (GERALD M. RICHARD, TREASURER)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

             SIGNATURES                        TITLE                 DATE

           Arthur Zeikel*              President and
-------------------------------------   Director (Principal
           (ARTHUR ZEIKEL)              Executive Officer)

         Gerald M. Richard*            Treasurer (Principal
-------------------------------------   Financial and
         (GERALD M. RICHARD)            Accounting Officer)

            Donald Cecil*              Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*             Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*            Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*             Director
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*            Director
-------------------------------------
         (EDWARD D. ZINBARG)

         /s/ Gerald M. Richard
*By: ________________________________                            February 12,
   (GERALD M. RICHARD, ATTORNEY-IN-                               1998
                 FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
  1(j)   --Articles Supplementary to the Articles of Incorporation of the
          Registrant, dated November 12, 1997.
 11      --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
 17(a)   --Financial Data Schedule for Class A Shares.
   (b)   --Financial Data Schedule for Class B Shares.
   (c)   --Financial Data Schedule for Class C Shares.
   (d)   --Financial Data Schedule for Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                          LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                OR IMAGE IN TEXT
----------------------                          -------------------
Compass plate, circular                         Back cover of Prospectus and
graph paper and Merrill Lynch                    back cover of Statement of
logo including stylized market                      Additional Information
bull